UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/15

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for that series, as appropriate.

DREYFUS OPPORTUNITY FUNDS

-Dreyfus Strategic Beta Emerging Markets Equity Fund

-Dreyfus Strategic Beta Global Equity Fund

-Dreyfus Strategic Beta U.S. Equity Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Strategic Beta Emerging Markets Equity Fund

ANNUAL REPORT October 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR  MORE  INFORMATION

Back Cover

Dreyfus Strategic Beta Emerging Markets Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Beta Emerging Markets Equity Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by William S. Cazalet, CAIA, Ronald P. Gala, CFA, C. Wesley Boggs, and Peter D. Goslin, CFA, portfolio managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Strategic Beta Emerging Markets Equity Fund’s Class A shares produced a total return of -14.11%, Class C shares returned
-14.83%, Class I shares returned -13.99%, and Class Y shares returned -13.99%.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), produced a -14.53% total return.2

A variety of macroeconomic challenges drove emerging market equities sharply lower over the reporting period. The fund’s Class A, Class I, and Class Y shares outperformed the benchmark, mainly due to relative stock selection in the financials and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies organized or with their principal place of business, or a majority of assets or business, in emerging market countries.

The fund’s portfolio managers use a proprietary methodology designed to rank and select stocks of emerging markets companies based on fundamental company information. The portfolio managers employ a “strategic beta” strategy to select and weight stocks for the fund’s portfolio based on the company’s economic size, which is determined by a combination of accounting metrics, including sales; earnings before interest, taxation, depreciation and amortization (EBITDA); and net total payout, including dividends and share repurchases. Companies are then ranked based on the quality and growth of their earnings, and companies with the lowest expected performance based on earnings quality and earnings growth metrics are excluded. The portfolio managers manage risk by diversifying across companies and industries. The fund’s portfolio is rebalanced semiannually.

Challenging Macroeconomic Conditions Undermined Markets

Several ongoing macroeconomic developments led to a volatile environment for many emerging markets. Slowing demand for industrial materials from the decelerating Chinese economy and falling global petroleum prices pressured many of the world’s commodity exporters, such as Russia and Brazil. In China, monetary easing supported the stock market until late summer 2015, when continued economic weakness drove stocks sharply lower. India’s economy proved somewhat insulated from the slowdown in Chinese growth, but the rate of domestic growth disappointed some investors who expected more from the business-friendly government of incoming Prime Minister Narendra Modi. As a result, Indian equities also dipped during the second half of the reporting period. Latin America was especially hard hit by weak commodity prices, and Brazil further suffered amid corporate and government scandals. Markets more heavily leveraged to defensive sectors, such as the Philippines, and those more closely tied to the growing U.S. economy, such as Mexico, tended to perform better during the second half of the reporting period.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Falling emerging-markets stock prices were magnified for U.S. investors by declines in most local currencies against the U.S. dollar.

Strategic Beta Strategy Buoyed Relative Performance

Although we are never satisfied with double-digit negative returns, the fund’s strategy of identifying attractively valued stocks and assigning portfolio weightings based on their economic size helped cushion the brunt of the markets’ weakness. Relative performance was particularly strong in China, where a merger between two major state-owned railroad companies boosted their value. Bank of China and China Construction Bank fared relatively well after positive analyst comments regarding recently expanded opportunities in overseas markets. In Taiwan, electronics manufacturer Hon Hai Precision Industry outperformed market averages due to its relationship with U.S. technology giant Apple. The fund further benefited from lack of exposure to Brazilian oil-and-gas giant Petroleo Brasileiro, which lost substantial value amid falling energy prices and company scandals.

Not surprisingly, disappointments were widespread in the turbulent market. The fund maintained underweighted exposure to Chinese Internet retailer Tencent Holdings due to its stretched valuation, limiting participation in its strong relative performance. Likewise, underweighted exposure to Tencent Holdings’ largest shareholder, South Africa’s Naspers, hindered relative results. In Russia, energy producer Gazprom was hurt by falling commodity prices and Western economic sanctions. Results in Brazil were hurt by electric utility CIA Energetica de Minas Gerais, where profits were undermined by government-mandated rate cuts.

Focusing on Value, Quality, and Growth

Although our quantitative process does not directly consider macroeconomic factors, it is worth noting that the bulk of declining commodity prices may be behind us, and weak economic conditions may already be reflected in emerging-markets stock prices. Meanwhile, developed international markets appear to be benefiting from aggressively accommodative monetary policies, and the U.S. economy has continued to grow.

As of the end of the reporting period, our strategic beta strategy has continued to identify opportunities among emerging-markets equities with attractive valuations, strong earnings momentum, and high earning quality. Indeed, in our judgment, an emphasis on these attributes may position the fund particularly well for upcoming rallies. We have identified an ample number of stocks meeting our criteria in China and Russia, while underweighted exposure to India and Malaysia reflect less attractive metrics in those countries.

November 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class

4

C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, Africa, Asia, and the Middle East. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Strategic Beta Emerging Markets Equity Fund Class A shares, Class C shares, Class I shares, and Class Y shares, and the Morgan Stanley Capital International Emerging Markets Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Strategic Beta Emerging Markets Equity Fund on 9/15/14 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free-float-adjusted, market-capitalization weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America and the Middle East. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/15

	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	9/15/14	-19.04%	-20.05%
without sales charge	9/15/14	-14.11%	-15.76%
Class C shares
with applicable redemption charge †	9/15/14	-15.67%	-16.44%
without redemption	9/15/14	-14.83%	-16.44%
Class I shares	9/15/14	-13.99%	-15.59%
Class Y shares	9/15/14	-13.99%	-15.59%
Morgan Stanley Capital International Emerging Markets Index	8/31/14	-14.53%	-17.35%	††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

       † The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† For comparative purposes, the value of the Index as of 8/31/14 is used as the beginning value on 9/15/14.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Beta Emerging Markets Equity Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.58	$8.00	$3.43	$3.43
Ending value (after expenses)	$816.70	$812.90	$817.00	$817.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.09	$8.89	$3.82	$3.82
Ending value (after expenses)	$1,020.16	$1,016.38	$1,021.42	$1,021.42

† Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.75% for Class C, .75 % for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2015

Common Stocks - 93.0%	Shares		Value ($)
Brazil - 5.0%
AMBEV	47,500		235,126
Banco Bradesco	7,720		46,922
Banco do Brasil	8,200		33,956
BB Seguridade Participacoes	7,400		51,040
BM&FBovespa	28,200		83,359
BR Malls Participacoes	1,000		2,904
BRF	5,100		79,478
CCR	9,200		28,913
Centrais Eletricas Brasileiras	22,500	[a]	29,288
CETIP	1,100		9,726
Cia de Saneamento Basico do Estado de Sao Paulo	4,900		21,269
Cia Siderurgica Nacional	11,000		12,379
Cosan	1,400		8,970
CPFL Energia	2,525	[a]	10,142
Cyrela Brazil Realty	5,700		13,243
Duratex	4,200		6,970
EDP - Energias do Brasil	8,700		25,447
Estacio Participacoes	700		2,806
Fibria Celulose	1,400		19,109
Hypermarcas	700	[a]	3,176
JBS	15,700		58,012
Kroton Educacional	2,800		7,159
Localiza Rent a Car	700		4,719
Lojas Renner	4,800		23,026
Multiplan Empreendimentos Imobiliarios	300		3,273
Natura Cosmeticos	1,400		8,313
OdontoPrev	2,800		7,173
Porto Seguro	2,000		16,766
Qualicorp	700		2,940
Raia Drogasil	1,100		11,406
Souza Cruz	3,400		24,068
Sul America	7,600		37,305
Tim Participacoes	6,100		13,366
Totvs	700		6,202
Tractebel Energia	2,100		18,443
Transmissora Alianca de Energia Eletrica	4,900		25,284
Ultrapar Participacoes	5,800		100,764
Via Varejo	1,400		1,543

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 93.0% (continued)	Shares		Value ($)
Brazil - 5.0% (continued)
WEG	2,800		10,455
			1,104,440
Chile - 1.2%
AES Gener	14,930		7,151
Aguas Andinas, Cl. A	37,366		19,547
Banco de Chile	107,148		11,328
Banco de Credito e Inversiones	182		7,422
Banco Santander Chile	664,320		31,557
Cia Cervecerias Unidas	478		5,719
CorpBanca	281,160		2,580
Empresa Nacional de Electricidad	41,895		52,282
Empresas CMPC	3,981		9,809
Empresas Copec	3,686		34,384
Enersis	265,889		70,360
SACI Falabella	2,155		14,490
SONDA	1,335		2,148
Vina Concha y Toro	1,347		2,295
			271,072
China - 12.0%
Agricultural Bank of China, Cl. H	71,000		29,131
Air China, Cl. H	18,000		17,395
Aluminum Corp. of China, Cl. H	74,000	[a]	23,965
Anhui Conch Cement, Cl. H	6,500		19,918
ANTA Sports Products	10,000		28,062
AviChina Industry & Technology, Cl. H	13,000		10,651
Bank of China, Cl. H	322,000		152,471
Bank of Communications, Cl. H	23,000		17,034
BBMG, Cl. H	9,500		6,705
Beijing Capital International Airport, Cl. H	8,000		8,598
Byd, Cl. H	1,500	[a]	9,367
CGN Power, Cl. H	16,000	[b]	6,647
China Cinda Asset Management, Cl. H	38,000		14,856
China Communications Construction, Cl. H	48,000		66,390
China Communications Services, Cl. H	20,000		8,051
China Construction Bank, Cl. H	223,000		161,986
China Everbright Bank, Cl. H	9,000		4,424
China Galaxy Securities, Cl. H	4,500		3,925
China Huishan Dairy Holdings	14,000		5,329
China International Marine Containers Group, Cl. H	8,800		15,691

10

Common Stocks - 93.0% (continued)	Shares		Value ($)
China - 12.0% (continued)
China Life Insurance, Cl. H	37,000		133,906
China Longyuan Power Group, Cl. H	9,000		8,268
China Medical System Holdings	4,000		5,522
China Mengniu Dairy	14,000		27,203
China Merchants Bank, Cl. H	17,000		44,635
China Minsheng Banking, Cl. H	30,500		30,734
China National Building Material, Cl. H	38,000		23,779
China Oilfield Services, Cl. H	6,000		6,704
China Pacific Insurance Group, Cl. H	12,200		48,796
China Petroleum & Chemical, Cl. H	198,000		141,782
China Railway Construction, Cl. H	52,000		78,229
China Railway Group, Cl. H	66,000		62,844
China Shenhua Energy, Cl. H	25,500		43,166
China Shipping Container Lines, Cl. H	6,000	[a,c]	2,559
China Vanke, Cl. H	20,200		47,382
Chongqing Changan Automobile, Cl. B	3,600		6,665
Chongqing Rural Commercial Bank, Cl. H	9,000		5,678
CITIC Securities, Cl. H	1,500		3,255
CNOOC	21,000		23,545
Country Garden Holdings	47,000		17,950
CSR, Cl. H	20,000		25,624
Datang International Power Generation, Cl. H	40,000		14,812
Evergrande Real Estate Group	112,000		86,125
Fosun International	8,000		14,636
GOME Electrical Appliances Holdings	126,000		23,247
Great Wall Motor, Cl. H	13,500		16,512
Guangzhou R&F Properties, Cl. H	14,400		14,343
Haitian International Holdings	3,000		5,272
Haitong Securities, Cl. H	2,800		4,906
Hengan International Group	3,500		37,910
Huadian Power International, Cl. H	32,000		23,534
Huaneng Power International, Cl. H	65,000		70,698
Industrial & Commercial Bank of China, Cl. H	352,000		224,808
Inner Mongolia Yitai Coal, Cl. B	9,400		7,905
Jiangsu Expressway, Cl. H	20,000		27,146
Jiangxi Copper, Cl. H	20,000		26,475
Longfor Properties	17,000		22,855
New China Life Insurance, Cl. H	4,200		18,533
People's Insurance Company Group of China, Cl. H	63,000		33,814

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 93.0% (continued)	Shares		Value ($)
China - 12.0% (continued)
PICC Property & Casualty, Cl. H	25,000		57,092
Ping An Insurance Group Company of China, Cl. H	23,500		132,348
Shanghai Electric Group, Cl. H	14,000	[c]	8,688
Shanghai Pharmaceuticals Holding, Cl. H	5,400		12,513
Shenzhou International Group Holdings	3,000		14,805
Shui On Land	10,500		2,899
Sihuan Pharmaceutical Holdings Group	1,000	[c]	340
Sino-Ocean Land Holdings	31,500		18,411
Sinopec Engineering Group, Cl. H	6,500		5,619
Sinopec Shanghai Petrochemical, Cl. H	32,000	[a]	13,377
Sinopharm Group, Cl. H	12,000		49,699
Sinotrans, Cl. H	23,000		12,582
Tencent Holdings	7,300		138,077
Uni-President China Holdings	3,000		2,466
Want Want China Holdings	24,000		20,004
Weichai Power, Cl. H	13,000		13,888
Zhejiang Expressway, Cl. H	14,000		17,304
Zhuzhou CSR Times Electric, Cl. H	1,500		9,783
Zijin Mining Group, Cl. H	80,000		21,573
ZTE, Cl. H	5,200		12,573
			2,636,394
Colombia - .3%
Almacenes Exito	1,335		6,018
Cementos Argos	1,908		6,323
Cemex Latam Holdings	844	[a]	2,937
Ecopetrol	73,441		34,223
Grupo Argos	1,397		8,584
Interconexion Electrica	2,414		5,783
ISAGEN	1,517		1,608
			65,476
Czech Republic - .4%
Ceska telekomunikacni infrastruktura	982	[a]	6,783
CEZ	3,373		67,483
Komercni banka	85		17,592
			91,858
Egypt - .2%
Commercial International Bank	4,090		26,995
Global Telecom Holding	33,021	[a]	7,690
Talaat Moustafa Group	3,530		2,950

12

Common Stocks - 93.0% (continued)	Shares		Value ($)
Egypt - .2% (continued)
Telecom Egypt	3,920		3,344
			40,979
Greece - .7%
Alpha Bank	3,931	[a]	497
FF Group	187	[a]	3,765
Hellenic Telecommunications Organization	4,600	[a]	42,845
JUMBO	866		8,380
OPAP	5,898		52,210
Piraeus Bank	256	[a]	26
Public Power	5,971		34,406
Titan Cement	229		5,024
			147,153
Hong Kong - 4.7%
Beijing Enterprises Holdings	1,500		9,512
Beijing Enterprises Water Group	8,000	[a]	6,389
Belle International Holdings	50,000		48,641
China Agri-Industries Holdings	16,000	[a]	5,904
China Everbright International	4,000		6,472
China Gas Holdings	6,000		9,568
China Mobile	36,000		431,038
China Overseas Land & Investment	20,000		65,027
China Overseas Property Holdings	6,666	[a]	1,144
China Resources Cement Holdings	20,000		8,077
China Resources Land	14,000		36,578
China South City Holdings	14,000		3,360
China State Construction International Holdings	6,000		9,135
China Taiping Insurance Holdings	8,400	[a]	26,553
China Unicom Hong Kong	43,000		53,094
CITIC	9,000		16,837
CSPC Pharmaceutical Group	8,000		7,473
ENN Energy Holdings	6,000		34,565
Far East Horizon	3,000		2,504
Franshion Properties China	40,000		11,044
GCL-Poly Energy Holdings	118,000	[a]	24,512
Geely Automobile Holdings	15,000		8,070
Guangdong Investment	14,000		19,761
Haier Electronics Group	10,000		19,405
Kingboard Chemical Holdings	9,000		12,750
Kunlun Energy	14,000		11,452

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 93.0% (continued)	Shares		Value ($)
Hong Kong - 4.7% (continued)
Lee & Man Paper Manufacturing	14,000		8,743
Lenovo Group	71,000		66,323
New World China Land	8,000		5,316
Nine Dragons Paper Holdings	13,000		8,638
Shanghai Industrial Holdings	3,000		7,935
Shimao Property Holdings	13,000		22,945
Sino Biopharmaceutical	16,000		20,004
Yuexiu Property	22,640		3,914
			1,032,683
Hungary - .2%
MOL Hungarian Oil & Gas	630		28,486
Richter Gedeon	915		15,273
			43,759
Indonesia - 1.4%
Adaro Energy	264,000		11,476
Bank Central Asia	28,300		26,672
Bank Mandiri	27,200		17,289
Bank Negara Indonesia	56,600		19,663
Bank Rakyat Indonesia	49,500		38,063
Bumi Serpong Damai	24,400		2,888
Indo Tambangraya Megah	13,300		8,235
Indocement Tunggal Prakarsa	5,800		7,627
Indofood CBP Sukses Makmur	2,800		2,700
Jasa Marga	9,000		3,182
Kalbe Farma	53,700		5,610
Lippo Karawaci	78,800		6,851
Media Nusantara Citra	15,100		1,969
Semen Indonesia	19,400		13,890
Surya Citra Media	15,000		3,205
Tambang Batubara Bukit Asam	11,300		6,027
Telekomunikasi Indonesia	532,000		104,165
Tower Bersama Infrastructure	2,300	[a]	1,201
Unilever Indonesia	5,200		14,057
United Tractors	14,900		19,703
			314,473
Malaysia - 1.7%
AMMB Holdings	8,700		9,680
Astro Malaysia Holdings	16,600		11,051
Berjaya Sports Toto	13,697		10,203

14

Common Stocks - 93.0% (continued)	Shares		Value ($)
Malaysia - 1.7% (continued)
British American Tobacco Malaysia	1,400		20,146
Dialog Group	9,800		3,650
DiGi.Com	39,000		47,751
Gamuda	4,400		4,609
Hong Leong Bank	700		2,278
Hong Leong Financial Group	1,100		3,626
IHH Healthcare	3,200		4,700
IOI Properties Group	2,300		1,081
Lafarge Malaysia	3,100		6,567
Malaysia Airports Holdings	2,300		2,838
Maxis	24,100		36,969
MISC	1,700		3,573
Petronas Chemicals Group	14,600		21,581
Petronas Dagangan	3,800		19,902
Petronas Gas	4,600		24,606
PPB Group	1,400		5,038
Public Bank	6,900		29,039
RHB Capital	1,800		2,556
Telekom Malaysia	9,900		15,348
Tenaga Nasional	19,300		56,876
YTL	47,900		16,836
YTL Power International	30,600		10,756
			371,260
Mexico - 4.7%
America Movil, Ser. L	451,000		401,367
Arca Continental	3,800		24,273
Cemex	71,000	[a]	44,961
Controladora Comercial Mexicana	2,300		6,728
El Puerto de Liverpool	700		9,752
Fomento Economico Mexicano	5,900		58,226
Genomma Lab Internacional, Cl. B	2,500	[a]	1,834
Gentera	9,700		17,817
Gruma, Cl. B	2,400		36,833
Grupo Aeroportuario del Pacifico, Cl. B	3,500		31,568
Grupo Aeroportuario del Sureste, Cl. B	1,580		24,486
Grupo Bimbo, Ser. A	12,500	[a]	35,348
Grupo Carso, Ser. A1	3,100		13,873
Grupo Comercial Chedraui	3,400		9,378
Grupo Financiero Banorte, Ser. O	3,400		18,202

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 93.0% (continued)	Shares		Value ($)
Mexico - 4.7% (continued)
Grupo Lala	2,800		7,152
Grupo Televisa	9,800		57,040
Industrias Penoles	1,340		17,751
Kimberly-Clark de Mexico, Cl. A	14,000	[a]	33,504
Mexichem	3,800		9,885
OHL Mexico	9,700	[a]	12,820
Promotora y Operadora de Infraestructura	400	[a]	5,029
Wal-Mart de Mexico	54,900		145,411
			1,023,238
Philippines - .8%
Aboitiz Equity Ventures	11,100		13,276
Aboitiz Power	13,900		12,469
Alliance Global Group	6,500		2,532
Ayala	1,070		17,826
Ayala Land	15,100		11,562
Bank of the Philippine Islands	950		1,717
BDO Unibank	2,560		5,561
DMCI Holdings	18,550		4,913
Energy Development	36,500		5,176
Globe Telecom	420		20,453
International Container Terminal Services	1,450		2,555
JG Summit Holdings	6,990		10,660
Jollibee Foods	1,270		5,588
Megaworld	37,000		3,706
Metro Pacific Investments	27,900		3,111
Metropolitan Bank & Trust	500		908
Philippine Long Distance Telephone	600		28,193
SM Investments	800		14,951
SM Prime Holdings	8,700		4,014
Universal Robina	3,080		13,196
			182,367
Poland - 1.8%
Alior Bank	62	[a]	1,303
Bank Millennium	1,851	[a]	2,931
Bank Zachodni	85	[a]	6,856
CCC	71		3,105
Cyfrowy Polsat	235	[a]	1,515
Enea	3,380		11,222
Eurocash	1,559		21,055

16

Common Stocks - 93.0% (continued)	Shares		Value ($)
Poland - 1.8% (continued)
Grupa Azoty	222	[a]	5,290
Grupa Lotos	2,037	[a]	15,002
KGHM Polska Miedz	2,715		63,134
mBank	17	[a]	1,597
Orange Polska	10,843		19,894
Polski Koncern Naftowy Orlen	7,477		121,452
Polskie Gornictwo Naftowe i Gazownictwo	23,658		41,998
Powszechny Zaklad Ubezpieczen	668		64,953
Synthos	8,459		8,077
Tauron Polska Energia	11,739		9,204
			398,588
Qatar - .4%
Barwa Real Estate	481		5,933
Gulf International Services	432		7,607
Industries Qatar	862		29,126
Masraf Al Rayan	1,582		18,774
Qatar Electricity & Water	303		17,696
Qatar Islamic Bank	284		9,222
Vodafone Qatar	224		889
			89,247
Russia - 9.1%
Alrosa	22,400		18,036
Gazprom	331,250		704,401
LUKOIL	9,039		328,498
Magnit, GDR	1,486		67,643
MegaFon, GDR	1,741		22,546
MMC Norilsk Nickel	1,491		221,580
Mobile Telesystems, ADR	10,800		75,924
Moscow Exchange MICEX-RTS	7,220		10,161
Novatek, ADR	377		34,477
Rosneft	31,410		126,993
Rostelecom	18,940		27,755
RusHydro	1,812,000		18,478
Severstal	3,690		42,890
Sistema, GDR	16,002		111,214
Surgutneftegas	42,600		23,880
Tatneft	23,670		121,914
Uralkali	10,030	[a]	24,353
			1,980,743

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 93.0% (continued)	Shares		Value ($)
South Africa - 6.7%
African Rainbow Minerals	1,007		3,848
Anglo American Platinum	169	[a]	2,964
Assore	407		2,353
Barloworld	3,529		19,936
Bidvest Group	2,332		59,652
Coronation Fund Managers	1,114		5,876
Discovery	1,254		13,411
FirstRand	26,194		96,134
Gold Fields	11,455		30,427
Growthpoint Properties	5,789		10,613
Imperial Holdings	2,767		36,042
Investec	1,382		11,447
Kumba Iron Ore	2,480		10,738
Liberty Holdings	1,314		12,869
Life Healthcare Group Holdings	4,833		13,480
Massmart Holdings	785		6,517
Mediclinic International	1,515		13,310
MMI Holdings	15,319		27,784
Mr Price Group	1,819		27,931
MTN Group	14,382		163,992
Naspers, Cl. N	156		22,849
Netcare	5,106		14,541
Pick n Pay Stores	4,403		21,285
PPC	6,915		8,320
Rand Merchant Insurance Holdings	3,485		10,801
Redefine Properties	15,911		13,291
Remgro	908		18,191
Resilient Property Income Fund	468		4,126
RMB Holdings	1,931		9,416
Sanlam	15,749		71,126
Sappi	7,123	[a]	28,129
Sasol	8,272		264,902
Shoprite Holdings	4,163		43,318
SPAR Group	3,203		46,021
Standard Bank Group	11,647		121,133
Steinhoff International Holdings	6,916		42,334
Telkom	2,563		13,464
The Foschini Group	1,517		15,497
Tiger Brands	629		14,392

18

Common Stocks - 93.0% (continued)	Shares		Value ($)
South Africa - 6.7% (continued)
Truworths International	4,663		31,589
Tsogo Sun Holdings	5,036		9,025
Vodacom Group	5,152		55,764
Woolworths Holdings	2,482		18,387
			1,467,225
South Korea - 17.0%
Amorepacific	76		25,166
AMOREPACIFIC Group	137		19,347
BNK Financial Group	2,074		25,469
Celltrion	69	[a]	4,660
Cheil Worldwide	926	[a]	16,245
CJ	275		57,892
CJ CheilJedang	108		33,156
CJ Korea Express	29	[a]	4,960
Coway	394		29,445
Daelim Industrial	331		21,717
Daewoo Engineering & Construction	1,356	[a]	7,743
Daewoo International	1,150		20,124
Daewoo Securities	1,308		12,735
Daewoo Shipbuilding & Marine Engineering	1,066		6,489
DGB Financial Group	1,215		11,297
Dongbu Insurance	338		20,279
Doosan Heavy Industries & Construction	967		17,473
Doosan Infracore	1,456	[a]	7,995
GS Engineering & Construction	670	[a]	13,693
GS Holdings	1,056		46,499
Hanon Systems	202		7,956
Hanssem	23		4,711
Hanwha	2,234		73,582
Hanwha Chemical	1,169		22,815
Hanwha Life Insurance	1,626		12,109
Hite Jinro	212		4,258
Hotel Shilla	103		9,938
Hyosung	509		52,237
Hyundai Department Store	63		6,935
Hyundai Development Co-Engineering & Construction	449		18,136
Hyundai Engineering & Construction	982		29,803
Hyundai Glovis	130		22,407
Hyundai Heavy Industries	416	[a]	34,738

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 93.0% (continued)	Shares		Value ($)
South Korea - 17.0% (continued)
Hyundai Marine & Fire Insurance	937		27,903
Hyundai Merchant Marine	768	[a]	4,015
Hyundai Mipo Dockyard	178	[a]	11,210
Hyundai Steel	1,008		46,065
Hyundai Wia	139		16,277
Industrial Bank of Korea	1,641		20,152
Kangwon Land	1,005		37,289
KCC	23		8,241
KEPCO Plant Service & Engineering	109		9,943
Korea Aerospace Industries	103		8,131
Korea Electric Power	3,211		144,770
Korea Gas	651		24,326
Korea Investment Holdings	196		10,487
Korea Zinc	29		12,057
Korean Air Lines	1,035	[a]	28,007
KT	372	[a]	9,642
KT&G	1,149		114,895
Kumho Petrochemical	229		11,650
LG	686		39,714
LG Chem	555		148,237
LG Display	6,108		115,725
LG Household & Health Care	40		33,227
LG Innotek	181		14,718
LG Uplus	3,128		30,044
Lotte Chemical	221		46,621
Lotte Shopping	95		19,333
LS	298		10,116
LS Industrial Systems	160		6,975
Mirae Asset Securities	387		8,673
NAVER	49		25,788
NCSoft	37		6,150
NH Investment & Securities	1,042		9,231
Orion	11		9,263
S-1	163		14,155
Samsung Card	265		8,972
Samsung Electro-Mechanics	1,131		64,682
Samsung Electronics	938		1,128,842
Samsung Fire & Marine Insurance	200		56,050
Samsung Life Insurance	404		38,626

20

Common Stocks - 93.0% (continued)	Shares		Value ($)
South Korea - 17.0% (continued)
Samsung SDS	50		11,250
Samsung Securities	295		12,498
Shinsegae	74		15,091
SK Holdings	752		176,119
SK Hynix	5,757		155,028
SK Innovation	1,876	[a]	194,997
SK Telecom	72		15,220
S-Oil	758		45,412
Yuhan	25		6,206
			3,714,032
Taiwan - 16.5%
Acer	40,000	[a]	17,004
Advanced Semiconductor Engineering	51,000		59,384
AU Optronics	152,000		44,808
Catcher Technology	3,000		29,572
Cathay Financial Holding	43,000		61,460
Chailease Holding	3,040		5,834
Chang Hwa Commercial Bank	18,350		9,553
Chicony Electronics	4,005		9,573
China Airlines	30,000	[a]	10,766
China Development Financial Holding	79,000		21,293
China Life Insurance	28,800		23,864
Chunghwa Telecom	52,000		159,699
Compal Electronics	235,000		146,950
CTBC Financial Holding	57,654		31,701
CTCI	11,000		14,367
Delta Electronics	10,000		51,134
E.Sun Financial Holding	18,434		11,101
EVA Airways	20,000	[a]	11,767
Evergreen Marine	23,070		10,304
Far Eastern Department Stores	7,000		4,248
Far EasTone Telecommunications	17,000		36,866
First Financial Holding	18,325		8,891
Formosa Chemicals & Fibre Corp	28,000		64,257
Formosa Petrochemical	10,000		24,366
Formosa Plastics	25,000		58,142
Formosa Taffeta	9,000		8,927
Foxconn Technology	7,020		18,467
Fubon Financial Holding	39,000		63,311

21

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 93.0% (continued)	Shares		Value ($)
Taiwan - 16.5% (continued)
Highwealth Construction	9,100		13,455
Hon Hai Precision Industry	277,050		739,062
HTC	6,000		14,509
Hua Nan Financial Holdings	14,248		6,869
Innolux	215,000		72,520
Inotera Memories	7,000	[a]	5,412
Inventec	55,000		31,682
Lite-On Technology	19,030		19,813
MediaTek	7,000		54,877
Mega Financial Holding	47,000		34,312
Nan Ya Plastics	49,000		97,657
Novatek Microelectronics	3,000		10,258
Pegatron	54,000		132,740
Pou Chen	29,000		41,092
Powertech Technology	14,000		31,050
President Chain Store	3,000		19,961
Quanta Computer	19,000		32,483
Radiant Opto-Electronics	3,000		9,334
Realtek Semiconductor	3,000		6,293
Ruentex Industries	3,000		5,545
Shin Kong Financial Holding	71,550		17,169
Siliconware Precision Industries	39,000		51,718
Simplo Technology	3,000		10,674
SinoPac Financial Holdings	35,736		11,834
Synnex Technology International	13,000		13,755
Taishin Financial Holdings	40,000		15,710
Taiwan Business Bank	7,146	[a]	1,838
Taiwan Cement	25,000		27,877
Taiwan Fertilizer	7,000		8,959
Taiwan Mobile	14,000		44,204
Taiwan Semiconductor Manufacturing	191,000		803,102
Teco Electric & Machinery	10,000		8,748
Transcend Information	3,000		8,382
Uni-President Enterprises	30,360		51,436
United Microelectronics	146,000		53,519
Vanguard International Semiconductor	3,000		3,877
Wan Hai Lines	7,000		4,647
WPG Holdings	34,000		35,609
Yang Ming Marine Transport	33,000	[a]	10,053

22

Common Stocks - 93.0% (continued)	Shares		Value ($)
Taiwan - 16.5% (continued)
Yuanta Financial Holding	45,340		17,877
Yulon Motor	7,000		7,439
Zhen Ding Technology Holding	3,000		8,576
			3,613,536
Thailand - 2.1%
Advanced Info Service	11,400		74,681
Airports of Thailand	1,800		15,081
Bangkok Dusit Medical Services	5,500		2,938
Banpu	12,400		7,565
BEC World	6,200		5,491
Bumrungrad Hospital	1,400		8,502
Central Pattana	3,500		4,527
Delta Electronics Thailand	4,400		10,453
Energy Absolute	1,400		913
Glow Energy	5,300		12,778
Home Product Center	11,900		2,342
Indorama Ventures	16,800		10,911
IRPC	145,200		16,656
Kasikornbank	2,000		9,700
Kasikornbank (Foreign Sh.)	7,400		35,890
Krung Thai Bank	9,200		4,423
Minor International	3,490		2,993
PTT	9,100		70,359
PTT Exploration & Production	7,300		14,983
PTT Global Chemical	22,500		35,267
Siam Cement	5,350		67,989
Thai Oil	15,100		23,032
Thai Union Group	11,600		5,773
TMB Bank	64,600		4,831
True	21,900	[a]	6,219
			454,297
Turkey - 1.7%
Akbank	7,125		18,305
Arcelik	2,590		14,125
BIM Birlesik Magazalar	1,052		21,398
Cola-Cola Icecek	156		1,977
Emlak Konut Gayrimenkul Yatirim Ortakligi	2,867		2,783
Enka Insaat ve Sanayi	3,265		5,789
Eregli Demir ve Celik Fabrikalari	24,357		34,588

23

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 93.0% (continued)	Shares		Value ($)
Turkey - 1.7% (continued)
Ford Otomotiv Sanayi	575		6,765
Haci Omer Sabanci Holding	11,238		35,695
KOC Holding	10,697		48,433
TAV Havalimananlari Holdings	1,789		14,052
Tofas Turk Otomobil Fabrikasi	2,224		14,685
Tupras Turkiye Petrol Rafinerileri	1,874	[a]	49,495
Turk Hava Yollari	10,621	[a]	31,367
Turk Telekomunikasyon	9,571		20,650
Turkiye Garanti Bankasi	7,091		18,412
Turkiye Is Bankasi, Cl. C	12,595		21,514
Turkiye Sise ve Cam Fabrikalari	5,642		6,464
Ulker Biskuvi Sanayi	584		3,946
			370,443
United Arab Emirates - .6%
Abu Dhabi Commercial Bank	18,971		38,737
Aldar Properties	15,156		9,408
DP World	913		18,452
Dubai Financial Market	5,528		2,152
Dubai Islamic Bank	2,100		3,699
Emaar Properties	21,281		37,371
First Gulf Bank	5,140		17,283
National Bank of Abu Dhabi	2,488		5,893
			132,995
United States - 3.8%
iShares MSCI India ETF	25,791		734,528
Vanguard FTSE Emerging Markets ETF	2,500		87,100
			821,628
Total Common Stocks (cost $20,790,494)			20,367,886
Preferred Stocks - 5.0%	Shares		Value ($)
Brazil - 3.3%
AES Tiete	2,800		10,034
Banco Bradesco	24,240		131,994
Braskem, Cl. A	4,200		23,720
Centrais Eletricas Brasileiras, Cl. B	12,800		31,298
Cia Brasileira de Distribuicao	2,000		26,314
Cia Energetica de Minas Gerais	26,800		49,756
Cia Energetica de Sao Paulo, Cl. B	3,100		13,022
Cia Paranaense de Energia, Cl. B	1,400		11,798
Gerdau	9,100		12,813

24

Preferred Stocks - 5.0% (continued)	Shares		Value ($)
Brazil - 3.3% (continued)
Itau Unibanco Holding	35,370		242,767
Itausa - Investimentos Itau	50,110		93,553
Metalurgica Gerdau	29,700		20,023
Oi	5,400	[a]	2,968
Suzano Papel e Celulose, Cl. A	2,100		9,012
Telefonica Brasil	3,700		38,328
			717,400
Chile - .1%
Embotelladora Andina	2,155		7,903
Sociedad Quimica y Minera de Chile, Cl. B	989		19,039
			26,942
Colombia - .1%
Banco Davivienda	386		3,174
Grupo Argos	643		3,813
Grupo Aval Acciones y Valores	12,068		4,832
			11,819
Russia - .7%
AK Transneft	10		23,309
Surgutneftegas	186,900		127,328
			150,637
South Korea - .8%
LG Chem	74		13,988
Samsung Electronics	165		172,953
			186,941
Total Preferred Stocks (cost $1,287,288)			1,093,739
Warrants - .0%	Number of Warrants		Value ($)
Thailand - .0%
Minor International (11/3/17) (cost $0)	45	[a]	4
Total Warrants (cost $0)

25

STATEMENT OF INVESTMENTS (continued)

Other Investment - .1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $16,791)	16,791	[d]	16,791
Total Investments (cost $22,094,573)	98.1%		21,478,420
Cash and Receivables (Net)	1.9%		426,107
Net Assets	100.0%		21,904,527

     ADR—American Depository Receipt
ETF—Exchange-Traded Fund
GDR—Global Depository Receipt
MICEX—Moscow Interbank Currency Exchange
RTS—Russian Trading System

        a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities were valued at $6,647, or .03% of net assets.
c The valuation of this security has been determined in good faith by management under the direction of the Board of Trustees. At October 31, 2015, the value of these securities amounted to $11,587, or .1% of net assets.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	21.1
Financials	18.7
Energy	13.2
Telecommunication Services	9.9
Materials	8.3
Consumer Staples	5.8
Industrials	5.7
Consumer Discretionary	5.5
Utilities	4.9
Exchange-Traded Funds	3.8
Health Care	1.1
Money Market Investment	.1
98.1

† Based on net assets.

See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	22,077,782	21,461,629
Affiliated issuers	16,791	16,791
Cash		5,973
Cash denominated in foreign currency	55,525	55,371
Receivable for investment securities sold		497,044
Dividends receivable		5,993
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		236
Prepaid expenses		23,402
		22,066,439
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		2,634
Payable for shares of Beneficial Interest redeemed		26,038
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		767
Accrued expenses and other liabilities		132,473
		161,912
Net Assets ($)		21,904,527
Composition of Net Assets ($):
Paid-in capital		22,687,096
Accumulated undistributed investment income—net		105,521
Accumulated net realized gain (loss) on investments		(272,522)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(615,568)
Net Assets ($)		21,904,527

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	105,410	81,387	6,327,524	15,390,206
Shares Outstanding	10,288	8,000	616,000	1,498,616
Net Asset Value Per Share ($)	10.25	10.17	10.27	10.27

See notes to financial statements.

27

STATEMENT OF OPERATIONS
Year Ended October 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $37,954 foreign taxes withheld at source):
Unaffiliated issuers	249,480
Affiliated issuers	330
Total Income	249,810
Expenses:
Management fee—Note 3(a)	56,598
Professional fees	100,886
Registration fees	76,799
Custodian fees—Note 3(c)	29,447
Prospectus and shareholders’ reports	9,236
Trustees’ fees and expenses—Note 3(d)	1,552
Shareholder servicing costs—Note 3(c)	792
Distribution fees—Note 3(b)	675
Loan commitment fees—Note 2	130
Miscellaneous	65,037
Total Expenses	341,152
Less—reduction in expenses due to undertaking—Note 3(a)	(269,205)
Net Expenses	71,947
Investment Income—Net	177,863
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(333,507)
Net realized gain (loss) on forward foreign currency exchange contracts	20,807
Net Realized Gain (Loss)	(312,700)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(290,234)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(531)
Net Unrealized Appreciation (Depreciation)	(290,765)
Net Realized and Unrealized Gain (Loss) on Investments	(603,465)
Net (Decrease) in Net Assets Resulting from Operations	(425,602)

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014	[a]
Operations ($):
Investment income—net	177,863	854
Net realized gain (loss) on investments	(312,700)	1,429
Net unrealized appreciation (depreciation) on investments	(290,765)	(324,803)
Net Increase (Decrease) in Net Assets Resulting from Operations	(425,602)	(322,520)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(440)	-
Class C	(288)	-
Class I	(33,880)	-
Class Y	(440)	-
Net realized gain on investments:
Class A	(16)	-
Class C	(14)	-
Class I	(1,109)	-
Class Y	(14)	-
Total Dividends	(36,201)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	41,000	100,000
Class C	-	100,000
Class I	-	7,700,000
Class Y	16,138,298	100,000
Dividends reinvested:
Class A	33	-
Cost of shares redeemed:
Class A	(14,092)	-
Class Y	(1,476,389)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	14,688,850	8,000,000
Total Increase (Decrease) in Net Assets	14,227,047	7,677,480
Net Assets ($):
Beginning of Period	7,677,480	-
End of Period	21,904,527	7,677,480
Undistributed investment income—net	105,521	1,939

29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2015	2014	[a]
Capital Share Transactions:
Class A
Shares sold	3,562	8,000
Shares issued for dividends reinvested	3	-
Shares redeemed	(1,277)	-
Net Increase (Decrease) in Shares Outstanding	2,288	8,000
Class C
Shares sold	-	8,000
Class I
Shares sold	-	616,000
Class Y
Shares sold	1,635,417	8,000
Shares redeemed	(144,801)	-
Net Increase (Decrease) in Shares Outstanding	1,490,616	8,000

[a] From September 15, 2014 (commencement of operations) to October 31, 2014.

See notes to financial statements.

30

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	11.99	12.50
Investment Operations:
Investment income (loss)—net[b]	.23	(.00)[c]
Net realized and unrealized gain (loss) on investments	(1.92)	(.51)
Total from Investment Operations	(1.69)	(.51)
Distributions:
Dividends from investment income—net	(.05)	-
Dividends from net realized gain on investments	(.00)[c]	-
Total Distributions	(.05)	-
Net asset value, end of period	10.25	11.99
Total Return (%)[d]	(14.11)	(4.08)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.50	13.25[f]
Ratio of net expenses to average net assets	1.00	1.00[f]
Ratio of net investment income (loss) to average net assets	2.04	(.15)[f]
Portfolio Turnover Rate	32.52	1.76[e]
Net Assets, end of period ($ x 1,000)	105	96

        a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Annualized.

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	11.98	12.50
Investment Operations:
Investment income (loss)—net[b]	.13	(.01)
Net realized and unrealized gain (loss) on investments	(1.90)	(.51)
Total from Investment Operations	(1.77)	(.52)
Distributions:
Dividends from investment income—net	(.04)	-
Dividends from net realized gain on investments	(.00)[c]	-
Total Distributions	(.04)	-
Net asset value, end of period	10.17	11.98
Total Return (%)[d]	(14.83)	(4.16)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.12	14.00[f]
Ratio of net expenses to average net assets	1.75	1.75[f]
Ratio of net investment income (loss) to average net assets	1.18	(.90)[f]
Portfolio Turnover Rate	32.52	1.76[e]
Net Assets, end of period ($ x 1,000)	81	96

       a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Annualized.

See notes to financial statements.

32

	Year Ended October 31,
Class I Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.00	12.50
Investment Operations:
Investment income—net[b]	.25	.00[c]
Net realized and unrealized gain (loss) on investments	(1.92)	(.50)
Total from Investment Operations	(1.67)	(.50)
Distributions:
Dividends from investment income—net	(.06)	-
Dividends from net realized gain on investments	(.00)[c]	-
Total Distributions	(.06)	-
Net asset value, end of period	10.27	12.00
Total Return (%)	(13.99)	(4.00)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.08	12.68[e]
Ratio of net expenses to average net assets	.75	.75[e]
Ratio of net investment income to average net assets	2.19	.10[e]
Portfolio Turnover Rate	32.52	1.76[d]
Net Assets, end of period ($ x 1,000)	6,328	7,390

       a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.00	12.50
Investment Operations:
Investment income—net[b]	.09	.00[c]
Net realized and unrealized gain (loss) on investments	(1.76)	(.50)
Total from Investment Operations	(1.67)	(.50)
Distributions:
Dividends from investment income—net	(.06)	-
Dividends from net realized gain on investments	(.00)[c]	-
Total Distributions	(.06)	-
Net asset value, end of period	10.27	12.00
Total Return (%)	(13.99)	(4.00)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.09	12.67[e]
Ratio of net expenses to average net assets	.75	.75[e]
Ratio of net investment income to average net assets	.98	.10[e]
Portfolio Turnover Rate	32.52	1.76[d]
Net Assets, end of period ($ x 1,000)	15,390	96

       a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Beta Emerging Markets Equity Fund (the “fund”) is a separate diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A and all of the outstanding Class C and Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

35

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

36

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

37

NOTES TO FINANCIAL STATEMENTS (continued)

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	19,534,671	8,688††	2,899	19,546,258
Equity Securities - Foreign Preferred Stocks†	1,093,739	-	-	1,093,739
Exchange-Traded Funds	821,628	-	-	821,628
Mutual Funds	16,791	-	-	16,791
Warrants†	4	-	-	4
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	236	-	236
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(767)	-	(767)

        † See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.
††† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2014, $7,257,566 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

38

Equity Securities-Foreign Common Stock ($)
Balance as of 10/31/2014	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(76)
Purchases/ issuances	-
Sales/dispositions	-
Transfers into Level 3 †	2,975
Transfers out of Level 3	-
Balance as of 10/31/2015	2,899
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2015	(76)

† Transfers into Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to extended trading halt following the issuer’s default.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

39

NOTES TO FINANCIAL STATEMENTS (continued)

in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	54,000	13,670,075	13,707,284	16,791.1

Certain affiliated investment companies may also invest in the fund. At October 31, 2015, Dreyfus Diversified Emerging Markets Fund, an affiliate of the fund, held 1,490,616 Class Y shares representing approximately 70% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

40

Each tax year in the two-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $119,720, accumulated capital losses $269,723 and unrealized depreciation $632,566.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. The fund has $70,645 of short-term capital losses and $199,078 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $36,201 and $0, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, fund start-up costs, passive foreign investment companies and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $39,233, increased accumulated net realized gain (loss) on investments by $40,284 and decreased paid-in capital by $1,051. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2015, the fund did not borrow under the Facilities.

41

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2014 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $269,205 during the period ended October 31, 2015.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Mellon Capital serves as the fund’s sub-investment adviser responsible for the day-to–day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2015, Class C shares were charged $675 pursuant to the Distribution Plan.

42

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, Class A and Class C shares were charged $269 and $225, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2015, the fund was charged $250 for transfer agency services and $7 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2015, the fund was charged $29,447 pursuant to the custody agreement.

During the period ended October 31, 2015, the fund was charged $11,159 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $11,487, Distribution Plan fees $52, Shareholder Services Plan fees $39, custodian fees $17,656, Chief Compliance Officer fees $882 and transfer agency fees $27, which are offset against an expense reimbursement currently in effect in the amount of $27,509.

43

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended October 31, 2015, redemption fees charged and retained by the fund amounted to $94.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2015, amounted to $17,465,106 and $3,091,820, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or

44

losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2015.

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales:
Bank of America
Indonesian Rupiah,
Expiring
11/4/2015	72,580,690	5,319	5,303	16
Malaysian Ringgit,
Expiring
11/4/2015	18,332	4,255	4,267	(12)
Thai Baht,
Expiring
11/4/2015	340,837	9,567	9,583	(16)
Citigroup
Brazilian Real,
Expiring
11/4/2015	182,820	47,167	47,405	(238)
Mexican New Peso,
Expiring
11/4/2015	457,923	27,543	27,723	(180)
Deutsche Bank
South Korean Won,
Expiring
11/4/2015	110,975,037	97,526	97,342	184
Taiwan Dollar,
Expiring
11/3/2015	3,121,436	95,867	96,152	(285)
UBS
Czech Koruna,
Expiring
11/3/2015	51,262	2,081	2,081	0

45

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
UBS (continued)
Euro,
Expiring
11/3/2015	3,734	4,110	4,106	4
Hong Kong Dollar,
Expiring
11/3/2015	560,339	72,300	72,296	4
Polish Zloty,
Expiring
11/3/2015	35,020	9,042	9,063	(21)
South African Rand,
Expiring
11/6/2015	464,189	33,570	33,542	28
Turkish Lira,
Expiring
11/3/2015	17,717	6,062	6,077	(15)
Gross Unrealized Appreciation				236
Gross Unrealized Depreciation				(767)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	236	(767)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	236	(767)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	236	(767)

46

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Bank of America	16		(16)	-	-
Deutsche Bank	184		(184)	-	-
UBS	36		(36)	-	-
Total	236		(236)	-	-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(28)		16	-	(12)
Citigroup	(418)		-	-	(418)
Deutsche Bank	(285)		184	-	(101)
UBS	(36)		36	-	-
Total	(767)		236	-	(531)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Forward contracts	31,918

At October 31, 2015, the cost of investments for federal income tax purposes was $22,111,777; accordingly, accumulated net unrealized depreciation on investments was $633,357, consisting of $846,261 gross unrealized appreciation and $1,479,618 gross unrealized depreciation.

47

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Strategic Beta Emerging Markets Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Strategic Beta Emerging Markets Equity Fund (one of the series comprising Dreyfus Opportunity Funds) as of October 31, 2015, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from September 15, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Beta Emerging Markets Equity Fund at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 15, 2014 to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2015

48

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2015:

- the total amount of taxes paid to foreign countries was $38,099.

- the total amount of income sourced from foreign countries was $284,337.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016. For the fiscal year ended October 31, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $32,777 represents the maximum amount that may be considered qualified dividend income. The fund also hereby reports $.0018 per share as a short-term capital gain distribution paid on December 29, 2014.

49

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 22-23, 2015, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), for the eight months ended May 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable

50

funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board noted that the fund had commenced operations on September 15, 2014. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the eight month period ended May 31, 2015. Dreyfus also provided a comparison of the fund’s total return to the return of the fund’s benchmark index for the period September 15, 2014 to December 31, 2014.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was the lowest in the Expense Group, the fund’s actual management fee (which was zero) was at the Expense Group median and below the Expense Universe median and the fund’s total expenses were the lowest in the Expense Group and Expense Universe.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2016, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .75% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

51

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• While the Board noted the fund’s short period of operations, the Board was satisfied with the fund’s performance.

52

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

53

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

———————

54

Nathan Leventhal (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Roslyn M. Watson (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

55

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (59)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 36

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 36

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

56

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since Augsut 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

57

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

58

NOTES

59

NOTES

60

NOTES

61

For More Information

Dreyfus Strategic Beta Emerging Markets Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management
Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DOFAX Class C: DOFCX Class I: DOFIX Class Y: DOFYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6342AR1015

Dreyfus Strategic Beta Global Equity Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR  MORE  INFORMATION

Back Cover

Dreyfus Strategic Beta Global Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Beta Global Equity Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by William S. Cazalet, CAIA, Ronald P. Gala, CFA, C. Wesley Boggs, and Peter D. Goslin, CFA, portfolio managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Strategic Beta Global Equity Fund’s Class A shares produced a total return of 1.75%, Class C shares returned 0.98%, Class I shares returned 1.95%, and Class Y shares returned 1.95%.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), produced a 1.77% total return.2

Mildly positive results from global stocks for the reporting period masked heightened volatility amid diverging monetary policies. The fund’s Class I and Class Y shares outperformed the benchmark, mainly due to stock selection in the financials and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities issued by companies located throughout the world.

The fund’s portfolio managers use a proprietary methodology designed to rank and select stocks of U.S. and foreign companies based on fundamental company information. The portfolio managers employ a “strategic beta” strategy to select and weight stocks for the fund’s portfolio based on the company’s economic size, which is determined by a combination of accounting metrics, including sales; earnings before interest, taxation, depreciation and amortization (EBITDA); and net total payout, including dividends and share repurchases. Companies are then ranked based on the quality and growth of their earnings, and companies with the lowest expected performance based on earnings quality and earnings growth metrics are excluded. The portfolio managers manage risk by diversifying across companies and industries. The fund’s portfolio is rebalanced semiannually.

Global Economic Concerns Sparked Market Turmoil

Global equities produced modestly positive total returns overall, masking heightened volatility stemming from divergent monetary policies from central banks worldwide. Monetary easing in Europe and Japan stood in contrast to expectations of higher short-term interest rates in the United States, resulting in varied outlooks for regional growth. Consequently, the U.S. dollar strengthened against most other currencies.

At various times over the reporting period, global equities suffered short-lived sell-offs due to plunging commodity prices, a Greek debt crisis, and an economic slowdown in China. At other times, investors responded positively to strengthening U.S. labor markets, improved economic data in Europe, and greater export activity in Japan. Therefore, stocks in the United States, Japan, and Europe generally outperformed market averages, while commodity-dependent countries such as Australia, Norway, and Canada ranked among the world’s weaker markets.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Strategic Beta Strategy Buoyed Relative Performance

The fund’s strategy of identifying attractively valued stocks and assigning portfolio weighting based on their economic size generally produced favorable results. Relative performance was particularly strong in the consumer staples sector, where U.S. grocery chain Kroger reported better-than-expected earnings and home improvement retailer Home Depot benefited from a national housing recovery. In other areas, oil refiner Valero Energy bucked negative trends in the struggling energy sector when lower input costs and rising demand for gasoline boosted profit margins. An overweighted position in the company further aided the fund’s results.

From a country perspective, the fund fared well in the United Kingdom, largely due to its underweighted exposure to financial companies, and in Canada, where the fund held no exposure to Valeant Pharmaceuticals International. The drugmaker lost considerable value amid a regulatory investigation into its’ pricing strategies and relationships with specialty pharmacies.

Disappointments during the reporting period were concentrated in the information technology sector, where an underweighted exposure to industry leader Microsoft limited participation in their gains. None of these stocks met our valuation criteria. An overweighted position in Exxon Mobil hindered performance when falling oil prices took their toll on integrated energy producers, and German electric utility E.ON was hurt by a sluggish European recovery. Among countries, Italy was home to a number of holdings that lagged market averages.

Focusing on Value, Quality, and Growth

Although our quantitative process does not directly consider macroeconomic factors, it is worth noting that developed international markets appear to be benefiting from aggressively accommodative monetary policies, and the U.S. economy has continued to grow.

As of the end of the reporting period, our strategic beta strategy has continued to identify opportunities that meet our criteria for attractive valuations, strong earnings momentum, and high earnings quality across many of the countries represented in the MSCI World Index, particularly the United States and Germany. From an industry group perspective, we have established overweighted positions in companies meeting our investment criteria in the industrials and telecommunications services sectors, while underweighted exposure to health care and financial companies reflect less attractive metrics in those sectors.

November 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: Lipper Inc. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Strategic Beta Global Equity Fund Class A shares, Class C shares, Class I shares, and Class Y shares, and the Morgan Stanley Capital International World Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Strategic Beta Global Equity Fund on 9/15/14 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International World Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted, market capitalization-weighted index designed to measure the large-cap and mid-cap equity performance of certain developed market countries. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/15

	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	9/15/14	-4.10%	-3.90%
without sales charge	9/15/14	1.75%	1.26%
Class C shares
with applicable redemption charge †	9/15/14	-0.02%	0.51%
without redemption	9/15/14	0.98%	0.51%
Class I shares	9/15/14	1.95%	1.51%
Class Y shares	9/15/14	1.95%	1.51%
Morgan Stanley Capital International World Index	8/31/14	1.77%	-0.30%††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

       † The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† For comparative purposes, the value of the Index as of 8/31/14 is used as the beginning value on 9/15/14.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Beta Global Equity Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.22	$7.94	$2.98	$2.98
Ending value (after expenses)	$971.50	$967.60	$972.30	$972.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.33	$8.13	$3.06	$3.06
Ending value (after expenses)	$1,020.92	$1,017.14	$1,022.18	$1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.60% for Class C, .60% for Class I and .60% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2015

Common Stocks - 97.8%	Shares		Value ($)
Australia - 1.7%
AGL Energy	577		6,884
Amcor	1,291		12,566
AMP	3,422		13,982
APA Group	457		2,998
Aristocrat Leisure	155		1,030
ASX	106		3,116
Aurizon Holdings	1,112		4,100
Australia & New Zealand Banking Group	1,523		29,551
Bank of Queensland	83		774
Bendigo & Adelaide Bank	124		946
Boral	333		1,280
Brambles	597		4,419
Caltex Australia	570		12,844
Coca-Cola Amatil	576		3,742
Cochlear	36		2,283
Computershare	191		1,472
CSL	238		15,918
Dexus Property Group	834		4,603
Federation Centres	756		1,569
Flight Centre Travel Group	44		1,191
Fortescue Metals Group	1,567		2,335
Goodman Group	853		3,692
GPT Group	1,046		3,558
Harvey Norman Holdings	483		1,371
Healthscope	356		685
Iluka Resources	209		957
Incitec Pivot	935		2,634
Insurance Australia Group	2,267		9,069
James Hardie Industries-CDI	131		1,710
Lend Lease Group	464		4,301
Macquarie Group	241		14,728
Medibank Private	3,045		5,124
Mirvac Group	1,820		2,343
National Australia Bank	956		20,554
Newcrest Mining	737	[a]	6,470
Orica	374		4,395
Origin Energy	694		2,722
Platinum Asset Management	179		945

8

Common Stocks - 97.8% (continued)	Shares		Value ($)
Australia - 1.7% (continued)
Qantas Airways	915	[a]	2,576
Ramsay Health Care	85		3,759
REA Group	10		342
Rio Tinto	492		17,770
Scentre Group	1,736		5,125
Seek	70		640
Sonic Healthcare	392		5,389
Stockland	2,363		6,824
Suncorp Group	1,034		9,667
Sydney Airport	419		1,927
Tabcorp Holdings	708		2,383
Tatts Group	673		1,900
Telstra	7,653		29,470
TPG Telecom	107		844
Transurban Group	255		1,898
Treasury Wine Estates	370		1,868
Woodside Petroleum	668		14,105
Woolworths	1,154		19,840
WorleyParsons	358		1,664
			340,852
Austria - .0%
ANDRITZ	85		4,281
Voestalpine	142		5,143
			9,424
Belgium - .6%
Ageas	316		13,964
Anheuser-Busch	279		33,349
Colruyt	92		4,556
Delhaize Group	212		19,678
Groupe Bruxelles Lambert	70		5,689
KBC Groep	252		15,352
Proximus	223		7,728
Solvay	32		3,617
Telenet Group Holding	51	[a]	2,968
Umicore	129		5,483
			112,384
Canada - 2.9%
Alimentation Couche Tard, Cl. B	400		17,207
ARC Resources	100		1,474

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares		Value ($)
Canada - 2.9% (continued)
BCE	240		10,374
Brookfield Asset Management, Cl. A	450		15,720
CAE	100		1,129
Cameco	200		2,833
Canadian Imperial Bank of Commerce	400		30,676
Canadian National Railway	400		24,433
Canadian Natural Resources	600		13,912
Canadian Pacific Railway	100		14,052
Cenovus Energy	700		10,428
CGI Group, Cl. A	100	[a]	3,714
CI Financial	300		7,158
Crescent Point Energy	100		1,363
Dollarama	100		6,755
Empire, Cl. A	300		6,284
Enbridge	400		17,097
EnCana	600		4,566
Enerplus	200		944
Finning International	200		3,197
Fortis	200		5,789
George Weston	100		8,422
Great-West Lifeco	300		7,952
H&R Real Estate Investment Trust	100		1,604
Husky Energy	300		4,054
IGM Financial Inc	100		2,891
Imperial Oil	200		6,655
Industrial Alliance Insurance & Financial Services	100		3,281
Intact Financial	100		7,142
Inter Pipeline	100		1,874
Keyera	100		3,086
Loblaw	200		10,538
Magna International	400		21,095
Manulife Financial	1,100		18,238
Metro	400		11,438
National Bank of Canada	200		6,624
Onex	100		6,063
Pembina Pipeline	100		2,514
Power Corporation of Canada	1,000		22,476
Power Financial	400		9,896
PrairieSky Royalty	100		1,968

10

Common Stocks - 97.8% (continued)	Shares		Value ($)
Canada - 2.9% (continued)
Royal Bank of Canada	1,400		80,054
Saputo	200		4,769
Shaw Communications, Cl. B	200		4,153
SNC-Lavalin Group	200		6,410
Sun Life Financial	900		30,353
Suncor Energy	1,200		35,708
TELUS	200		6,675
The Jean Coutu Group	100		1,524
Thomson Reuters	200		8,210
Toronto-Dominion Bank	700		28,737
TransAlta	300		1,400
TransCanada	400		13,460
Turquoise Hill Resources	100	[a]	271
			578,640
China - .0%
Yangzijiang Shipbuilding Holdings	1,900		1,695
Denmark - .6%
Carlsberg, Cl. B	93		7,624
Coloplast, Cl. B	41		2,942
Danske Bank	143		3,932
DSV	263		10,664
ISS	197		6,933
Novo Nordisk, Cl. B	1,139		60,507
Novozymes, Cl. B	100		4,637
Pandora	55		6,345
TDC	1,245		6,526
Tryg	72		1,295
Vestas Wind Systems	214		12,473
William Demant Holding	12	[a]	1,042
			124,920
Finland - .4%
Elisa	166		6,258
Fortum	457		6,860
Kone, Cl. B	246		10,512
Metso	132		3,233
Neste Oil	207		5,051
Nokian Renkaat	136		5,134
Orion, Cl. B	110		3,934
Sampo, Cl. A	271		13,255

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares		Value ($)
Finland - .4% (continued)
Stora Enso, Cl. R	578		5,368
UPM-Kymmene	633		11,868
Wartsila	148		6,324
			77,797
France - 4.1%
Accor	91		4,527
Aeroports de Paris	14		1,760
Air Liquide	284		36,820
Airbus Group	844		58,805
Altice, Cl. A	168	[a]	2,910
AXA	3,143		84,072
BNP Paribas	479		29,107
Bouygues	215		8,148
Bureau Veritas	264		5,972
Cap Gemini	176		15,682
Carrefour	491		16,020
Casino Guichard Perrachon	57		3,281
Christian Dior	77		15,165
Cie Generale des Etablissements Michelin	216		21,520
CNP Assurances	268		3,828
Credit Agricole	238		3,015
Danone	335		23,359
Dassault Systemes	25		1,975
Electricite de France	292		5,438
Essilor International	105		13,809
Eutelsat Communications	92		3,036
Fonciere Des Regions	13		1,226
Gecina	11		1,408
Groupe Eurotunnel	197		2,761
Hermes International	7		2,697
Imerys	30		2,055
JCDecaux	34		1,385
Klepierre	74		3,513
Legrand	115		6,315
L'Oreal	154		28,120
LVMH Moet Hennessy Louis Vuitton	215		40,098
Numericable - SFR	23	[a]	1,042
Orange	2,321		40,926
Pernod-Ricard	88		10,374

12

Common Stocks - 97.8% (continued)	Shares		Value ($)
France - 4.1% (continued)
Peugeot	925	[a]	16,300
Publicis Groupe	154		10,002
Remy Cointreau	10		697
Renault	264		24,888
Safran	151		11,476
Sanofi	1,035		104,538
Schneider Electric	243		14,718
SCOR	304		11,323
Societe BIC	23		3,669
Sodexo	117		10,418
Suez Environnement	590		11,231
Technip	119		6,216
Thales	105		7,612
Unibail-Rodamco	24		6,706
Valeo	129		19,959
Veolia Environnement	1,094		25,474
Vinci	549		37,056
			822,452
Germany - 5.1%
adidas	123		11,030
Allianz	971		170,148
BASF	866		70,975
Bayer	458		61,117
Bayerische Motoren Werke	436		44,761
Beiersdorf	36		3,422
Brenntag	188		11,360
Commerzbank	287	[a]	3,159
Continental	139		33,429
Daimler	1,644		142,764
Deutsche Boerse	155		14,275
Deutsche Lufthansa	813	[a]	12,007
Deutsche Post	1,367		40,692
Deutsche Telekom	5,086		95,106
Deutsche Wohnen-BR	27		762
E.ON	6,036		63,700
Evonik Industries	94		3,416
Fraport Frankfurt Airport Services Worldwide	20		1,269
Fresenius & Co.	367		26,938
Fresenius Medical Care & Co.	88		7,924

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares	Value ($)
Germany - 5.1% (continued)
GEA Group	64	2,566
Hannover Rueck	102	11,800
HeidelbergCement	133	9,913
Henkel & Co.	45	4,157
HUGO BOSS	31	3,190
Infineon Technologies	603	7,423
K+S	212	5,351
Kabel Deutschland Holding	5	636
LANXESS	90	4,835
Linde	77	13,357
Merck	64	6,252
METRO	426	13,131
Muenchener Rueckversicherungs	185	36,923
OSRAM Licht	83	4,884
ProSiebenSat.1 Media	282	15,254
RWE	1,129	15,711
SAP	305	24,108
Symrise	49	3,228
Telefonica Deutschland Holding	281	1,810
TUI	690	12,860
United Internet	49	2,546
Volkswagen	31	4,299
Vonovia	57	1,902
		1,024,390
Hong Kong - .7%
AIA Group	4,200	24,710
ASM Pacific Technology	200	1,427
BOC Hong Kong Holdings	2,000	6,425
Cathay Pacific Airways	1,000	1,992
Cheung Kong Property Holdings	684	4,810
CK Hutchison Holdings	1,184	16,269
CLP Holdings	2,000	17,418
First Pacific	2,000	1,370
Hang Seng Bank	300	5,520
HKT Trust	2,000	2,397
Hong Kong & China Gas	1,200	2,437
Hong Kong Exchanges & Clearing	200	5,259
Kerry Properties	500	1,484
Li & Fung	6,000	4,877

14

Common Stocks - 97.8% (continued)	Shares		Value ($)
Hong Kong - .7% (continued)
Link REIT	1,000		5,993
MTR	500		2,271
Noble Group	19,300		6,957
PCCW	8,000		4,335
Power Assets Holdings	500		4,990
Swire Properties	400		1,205
Techtronic Industries	500		1,835
WH Group	7,500	[a,b]	4,151
Wheelock & Co.	1,000		4,677
			132,809
Ireland - .1%
Bank of Ireland	3,006	[a]	1,121
CRH	841		22,991
Kerry Group, Cl. A	47		3,822
Ryanair Holdings, ADR	23		1,830
			29,764
Israel - .3%
Bank Leumi Le-Israel	883	[a]	3,350
Bezeq The Israeli Telecommunication	6,674		14,350
Israel	6		1,546
NICE Systems	36		2,212
Teva Pharmaceutical Industries	549		33,642
			55,100
Italy - 1.1%
Assicurazioni Generali	1,802		34,162
Enel	7,330		33,822
Eni	3,453		56,425
EXOR	630		31,279
Fiat Chrysler Automobiles	2,084	[a]	30,754
Finmeccanica	455	[a]	5,954
Luxottica Group	80		5,608
Mediobanca	66		664
Prysmian	251		5,424
Saipem	384	[a]	3,608
Snam	2,488		12,886
Terna Rete Elettrica Nazionale	2,091		10,641
			231,227
Japan - 9.0%
Aeon	900		13,418
Aisin Seiki	200		8,014

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares	Value ($)
Japan - 9.0% (continued)
Alfresa Holdings	700	13,534
Amada Holdings	200	1,795
ANA Holdings	1,000	3,002
Asahi Glass	1,000	5,776
Asahi Group Holdings	200	6,210
Asahi Kasei	2,000	12,373
Astellas Pharma	900	13,164
Bandai Namco Holdings	100	2,474
Bridgestone	700	25,965
Brother Industries	300	3,873
Canon	1,100	33,181
Casio Computer	200	3,799
Central Japan Railway	100	18,397
Chubu Electric Power	1,200	18,591
Chugoku Bank	100	1,430
Chugoku Electric Power	300	4,560
Citizen Holdings	300	2,292
Credit Saison	100	2,073
Dai Nippon Printing	1,000	10,425
Daicel	300	3,998
Daihatsu Motor	200	2,470
Dai-ichi Life Insurance	3,000	52,581
Daikin Industries	100	6,497
Daito Trust Construction	100	10,889
Daiwa House Industry	900	23,837
Daiwa Securities Group	2,000	13,791
Denso	200	9,384
Dentsu	100	5,677
East Japan Railway	400	38,353
Electric Power Development	100	3,319
Fuji Electric	1,000	4,500
Fuji Heavy Industries	700	27,427
FUJIFILM Holdings	400	16,084
Fujitsu	4,000	19,067
GungHo Online Entertainment	300	982
Hakuhodo DY Holdings	300	3,182
Hankyu Hanshin Holdings	1,000	6,555
Hino Motors	300	3,461
Hitachi Chemical	100	1,601

16

Common Stocks - 97.8% (continued)	Shares		Value ($)
Japan - 9.0% (continued)
Hitachi High-Technologies	100		2,714
Hokuhoku Financial Group	1,000		2,238
Hokuriku Electric Power	200		3,003
Hoya	300		12,503
Hulic	100		941
Ibiden	100		1,391
Idemitsu Kosan	300		4,945
Isetan Mitsukoshi Holdings	200		3,240
Isuzu Motors	500		5,890
ITOCHU	1,200		15,155
Itochu Techno-Solutions	100		2,204
J Front Retailing	300		4,977
Japan Airlines	100		3,795
Japan Display	500	[a]	1,583
Japan Exchange Group	200		3,255
Japan Tobacco	300		10,469
JFE Holdings	1,000		15,878
JTEKT	300		5,226
JX Holdings	7,700		30,374
Kajima	2,000		11,552
Kansai Electric Power	600	[a]	7,747
Kao	200		10,341
Kawasaki Heavy Industries	2,000		8,105
KDDI	1,600		39,062
Kintetsu Group Holdings	2,000		7,773
Kobe Steel	8,000		10,210
Koito Manufacturing	100		3,833
Konica Minolta	600		6,220
Kuraray	300		3,729
Kurita Water Industries	100		2,273
Marubeni	3,900		22,701
Medipal Holdings	500		8,801
MEIJI Holdings	200		15,895
Mitsubishi	1,300		23,836
Mitsubishi Chemical Holdings	3,200		20,165
Mitsubishi Electric	3,000		31,574
Mitsubishi Gas Chemical	1,000		5,619
Mitsubishi Heavy Industries	4,000		20,356
Mitsubishi Materials	2,000		7,027

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares	Value ($)
Japan - 9.0% (continued)
Mitsubishi Motors	800	7,160
Mitsubishi UFJ Lease & Finance	400	2,118
Mitsui Chemicals	2,000	7,641
MS&AD Insurance Group Holdings	500	14,884
Murata Manufacturing	100	14,382
Nabtesco	100	2,024
Nagoya Railroad	1,000	4,160
NEXON	100	1,399
NHK Spring	200	2,057
Nidec	100	7,602
Nippon Express	2,000	10,392
Nippon Steel & Sumitomo Metal	900	18,430
Nippon Telegraph & Telephone	1,400	52,046
Nippon Yusen	6,000	15,812
Nisshin Seifun Group	120	1,848
Nitto Denko	100	6,484
NOK	100	2,380
Nomura Holdings	3,300	20,937
Nomura Real Estate Holdings	100	2,154
Nomura Research Institute	110	4,531
NSK	500	5,975
NTT Data	100	5,014
NTT Urban Development	100	1,000
Obayashi	2,000	17,635
Odakyu Electric Railway	1,000	9,845
Oji Holdings	1,000	5,213
Omron	200	6,688
Oriental Land	100	6,117
ORIX	1,700	25,098
Osaka Gas	2,000	7,926
Otsuka Holdings	200	6,703
Panasonic	2,000	23,784
Park24	100	2,108
Rakuten	300	4,195
Resona Holdings	5,300	28,268
Ricoh	900	9,763
Santen Pharmaceutical	100	1,368
SBI Holdings	100	1,144
Secom	100	6,727

18

Common Stocks - 97.8% (continued)	Shares		Value ($)
Japan - 9.0% (continued)
Seiko Epson	300		4,617
Sekisui Chemical	1,000		11,900
Sekisui House	300		5,033
Sharp	2,000	[a]	2,204
Shikoku Electric Power	200		3,421
Shimizu	1,000		8,809
Shin-Etsu Chemical	200		11,990
Shionogi & Co.	100		4,136
Shiseido	200		4,792
Showa Shell Sekiyu	300		2,660
Sompo Japan Nipponkoa Holdings	300		9,517
Sony	1,500		43,258
Sony Financial Holdings	200		3,620
Stanley Electric	100		1,926
Sumitomo Chemical	4,000		23,171
Sumitomo Electric Industries	900		12,414
Sumitomo Heavy Industries	1,000		4,558
Sumitomo Mitsui Financial Group	500		20,138
Sumitomo Rubber Industries	200		3,003
Suzuken	230		8,873
T&D Holdings	700		9,293
Taiheiyo Cement	2,000		6,630
Taisei	2,000		13,094
Taiyo Nippon Sanso	200		2,083
TDK	100		6,439
Teijin	1,000		3,563
THK	100		1,904
Tobu Railway	1,000		4,864
Toho	100		2,619
Toho Gas	1,000		6,166
Tohoku Electric Power	1,600		22,647
Tokio Marine Holdings	900		34,995
Tokyo Electric Power	4,200	[a]	28,854
Tokyo Electron	100		6,053
Tokyo Gas	2,000		9,971
Tokyu	1,000		8,163
TonenGeneral Sekiyu	1,000		10,433
Toppan Printing	1,000		9,033
Toray Industries	1,000		8,805

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares		Value ($)
Japan - 9.0% (continued)
Toshiba	4,000	[a]	11,373
Toyoda Gosei	100		2,319
Toyota Industries	100		5,312
Toyota Motor	2,300		142,361
Toyota Tsusho	400		9,228
Unicharm	100		2,150
USS	100		1,783
West Japan Railway	300		21,207
Yahoo! Japan	500		2,134
Yamaha	100		2,507
Yamaha Motor	300		6,817
Yaskawa Electric	100		1,199
Yokogawa Electric	200		2,252
			1,823,904
Luxembourg - .0%
RTL Group	58		5,079
SES	139		4,109
			9,188
Macau - .0%
MGM China Holdings	400		586
Sands China	1,200		4,358
			4,944
Netherlands - 1.1%
Akzo Nobel	219		15,521
Boskalis Westminster	45		2,189
Delta Lloyd	266		2,100
Gemalto	22		1,380
Heineken	149		13,619
Heineken Holding	108		8,661
Koninklijke Ahold	2,913		59,325
Koninklijke Vopak	65		2,614
NN Group	320		10,053
QIAGEN	39	[a]	943
Randstad Holding	227		13,562
RELX	289		4,942
Unilever	1,734		78,407
Wolters Kluwer	358		12,123
			225,439
New Zealand - .1%
Auckland International Airport	304		1,083

20

Common Stocks - 97.8% (continued)	Shares		Value ($)
New Zealand - .1% (continued)
Contact Energy	164		576
Fletcher Building	601		3,036
Meridian Energy	1,530		2,300
Mighty River Power	537		1,018
Ryman Healthcare	74		395
Spark New Zealand	2,738		6,230
			14,638
Norway - .3%
DNB	413		5,259
Gjensidige Forsikring	160		2,433
Norsk Hydro	1,155		4,141
Orkla	806		6,854
Seadrill	505	[a]	3,162
Statoil	1,136		18,210
Telenor	1,097		20,696
Yara International	183		8,307
			69,062
Portugal - .1%
Banco Comercial Portugues, Cl. R	8,557	[a]	492
Energias de Portugal	5,147		19,063
Galp Energia	366		3,959
Jeronimo Martins	400		5,624
			29,138
Singapore - .4%
Ascendas Real Estate Investment Trust	800		1,365
Avago Technologies	100		12,313
CapitaLand	1,200		2,655
CapitaLand Commercial Trust	1,200		1,208
CapitaLand Mall Trust	1,100		1,555
ComfortDelGro	1,400		3,038
DBS Group Holdings	600		7,397
Global Logistic Properties	300		480
Jardine Cycle & Carriage	100		2,328
Keppel	900		4,548
Oversea-Chinese Banking	700		4,512
Singapore Airlines	500		3,855
Singapore Exchange	700		3,688
Singapore Technologies Engineering	700		1,654
Singapore Telecommunications	7,700		21,876

21

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares		Value ($)
Singapore - .4% (continued)
StarHub	600		1,542
United Overseas Bank	500		7,256
			81,270
South Africa - .1%
Mondi	470		10,897
Spain - .9%
Abertis Infraestructuras	250		4,154
ACS Actividades de Construccion y Servicios	392		13,339
Aena	32	[b]	3,572
Amadeus IT Holding, Cl. A	164		6,990
Banco Bilbao Vizcaya Argentaria	1,331		11,475
Banco de Sabadell	1,350		2,611
Banco Santander	3,808		21,356
Distribuidora Internacional de Alimentacion	1,191	[a]	7,580
Enagas	257		7,787
Endesa	280		6,235
Ferrovial	203		5,125
Gas Natural SDG	489		10,599
Grifols	39		1,809
Iberdrola	4,704		33,607
Industria de Diseno Textil	448		16,802
Mapfre	1,605		4,774
Red Electrica	68		5,997
Repsol	1,436		18,120
Zardoya Otis	67		825
			182,757
Sweden - 1.0%
Alfa Laval	163		2,868
Assa Abloy, Cl. B	534		10,626
Atlas Copco, Cl. A	405		10,571
Atlas Copco, Cl. B	235		5,694
Boliden	427		8,177
Electrolux, Ser. B	238		7,020
Getinge, Cl. B	104		2,604
Hennes & Mauritz, Cl. B	547		21,275
Hexagon, Cl. B	61		2,119
Husqvarna, Cl. B	193		1,273
ICA Gruppen	39		1,389
Industrivarden, Cl. C	62		1,128

22

Common Stocks - 97.8% (continued)	Shares		Value ($)
Sweden - 1.0% (continued)
Investment AB Kinnevik, Cl. B	96		3,068
Investor, Cl. B	298		11,071
Sandvik	1,202		11,241
Securitas, Cl. B	700		9,144
Skandinaviska Enskilda Banken, Cl. A	613		6,450
Skanska, Cl. B	590		11,498
SKF, Cl. B	436		7,675
Svenska Cellulosa, Cl. B	755		22,269
Swedish Match	277		8,712
Tele2, Cl. B	294		2,942
TeliaSonera	2,916		14,925
Volvo, Cl. B	1,622		16,849
			200,588
Switzerland - 3.4%
Actelion	61	[a]	8,479
Adecco	301	[a]	22,412
Baloise Holding	61		7,325
Coca-Cola HBC-CDI	186	[a]	4,444
EMS-Chemie Holding	3		1,270
Geberit	15		4,845
Givaudan	4	[a]	7,163
Julius Baer Group	49	[a]	2,435
Kuehne + Nagel International	51		7,074
LafargeHolcim	202	[a]	11,393
Lonza Group	58	[a]	8,520
Nestle	2,951		225,702
Pargesa Holding-BR	26		1,652
Partners Group Holding	5		1,811
Roche Holding	541		146,846
Schindler Holding	19		3,091
Schindler Holding-PC	42		6,824
SGS	3		5,718
Sika-BR	2		6,564
Sonova Holding	16		2,185
Swatch Group	15		1,085
Swatch Group-BR	10		3,914
Swiss Life Holding	50	[a]	11,943
Swiss Prime Site	39	[a]	2,983
Swiss Re	465		43,233

23

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares		Value ($)
Switzerland - 3.4% (continued)
Swisscom	26		13,415
Syngenta	40		13,468
Transocean	741		11,320
UBS Group	2,245		44,925
Zurich Insurance Group	211	[a]	55,779
			687,818
United Kingdom - 6.7%
3i Group	246		1,900
Aberdeen Asset Management	609		3,255
Admiral Group	199		4,948
Aggreko	316		4,460
Amec Foster Wheeler	389		4,264
ArcelorMittal	888		4,954
ARM Holdings	198		3,129
Ashtead Group	501		7,723
Associated British Foods	153		8,149
Aviva	3,496		26,192
Babcock International Group	125		1,858
BAE Systems	3,479		23,614
Barratt Developments	756		7,138
British American Tobacco	1,889		112,391
British Land	220		2,952
BT Group	6,388		45,792
Bunzl	421		12,065
Burberry Group	292		5,978
Capita	598		11,754
Carnival	107		5,966
Centrica	9,162		31,935
Cobham	707		3,024
Compass Group	2,482		42,816
Croda International	112		5,004
Diageo	1,052		30,465
Direct Line Insurance Group	2,432		14,787
Dixons Carphone	1,282		9,117
easyJet	227		6,124
Ensco	200		3,326
Experian	497		8,489
G4S	2,227		8,332
GKN	1,592		7,048

24

Common Stocks - 97.8% (continued)	Shares		Value ($)
United Kingdom - 6.7% (continued)
Hammerson	154		1,511
Hargreaves Lansdown	61		1,358
ICAP	720		4,884
IMI	257		3,776
Imperial Tobacco Group	1,152		62,139
Inmarsat	384		5,831
InterContinental Hotels Group	101		4,050
International Consolidated Airlines Group	738	[a]	6,614
Intertek Group	132		5,342
Intu Properties	163		870
ITV	2,152		8,373
J Sainsbury	3,761		15,446
Johnson Matthey	250		9,963
Kingfisher	2,346		12,770
Land Securities Group	184		3,798
Legal & General Group	6,188		24,955
London Stock Exchange Group	81		3,178
Marks & Spencer Group	2,594		20,514
Meggitt	360		1,962
Merlin Entertainments	257	[b]	1,643
Michael Kors Holdings	100	[a]	3,864
National Grid	3,876		55,259
Next	165		20,349
Old Mutual	7,238		23,689
Persimmon	150	[a]	4,611
Prudential	2,740		64,162
Reckitt Benckiser Group	396		38,728
RELX	320		5,732
Rexam	1,794		14,934
Rio Tinto	1,426		51,847
Rolls-Royce Holdings	912	[a]	9,666
Sage Group	1,201		10,090
Schroders	104		4,782
Segro	616		4,271
Severn Trent	264		9,129
Shire	132		10,022
Sky	1,112		18,788
Smiths Group	350		5,191
Sports Direct International	131	[a]	1,408

25

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares		Value ($)
United Kingdom - 6.7% (continued)
SSE	861		20,109
Standard Life	2,833		18,382
Tate & Lyle	447		4,117
Taylor Wimpey	1,660		5,067
Tesco	9,487	[a]	26,808
Travis Perkins	158		4,667
Unilever	1,368		61,010
United Utilities Group	873		13,303
Vodafone Group	27,441		90,634
Whitbread	76		5,818
William Hill	462		2,258
WM Morrison Supermarkets	6,972		18,110
Wolseley	397		23,360
WPP	1,567		35,221
			1,353,312
United States - 57.1%
3M	510		80,177
AbbVie	720		42,876
Accenture, Cl. A	620		66,464
ACE	110		12,489
Activision Blizzard	710		24,680
Adobe Systems	100	[a]	8,866
ADT	310		10,242
AES	1,200		13,140
Aetna	520		59,686
Aflac	310		19,762
Agilent Technologies	200		7,552
Air Products & Chemicals	100		13,898
Albemarle	100		5,352
Allergan	36	[a]	11,105
Allstate	520		32,178
Ally Financial	610	[a]	12,151
Altria Group	1,660		100,380
American Capital Agency	100	[c]	1,783
American Electric Power	420		23,793
American Express	810		59,341
American International Group	730		46,034
American Tower	100	[c]	10,223
American Water Works	100		5,736

26

Common Stocks - 97.8% (continued)	Shares		Value ($)
United States - 57.1% (continued)
Ameriprise Financial	210		24,226
AmerisourceBergen	620		59,836
AMETEK	100		5,482
Amgen	420		66,436
Amphenol, Cl. A	100		5,422
Analog Devices	100		6,012
Annaly Capital Management	500	[c]	4,975
Anthem	320		44,528
Aon	310		28,926
Apache	400		18,852
Apple	3,990		476,805
Applied Materials	600		10,062
ARAMARK	300		9,105
Arch Capital Group	100	[a]	7,489
Archer-Daniels-Midland	1,120		51,139
Arrow Electronics	100	[a]	5,499
AT&T	775		25,971
Automatic Data Processing	210		18,268
AutoNation	200	[a]	12,638
Avery Dennison	200		12,994
Avnet	100		4,543
Axis Capital Holdings	200		10,800
Baker Hughes	310		16,331
Ball	110		7,535
Bed Bath & Beyond	210	[a]	12,522
Berkshire Hathaway, Cl. B	510	[a]	69,370
Best Buy	1,220		42,737
Biogen	100	[a]	29,051
Boeing	820		121,417
Boston Properties	100	[c]	12,585
Bristol-Myers Squibb	510		33,634
Bunge	510		37,210
C.H. Robinson Worldwide	210		14,570
Cablevision Systems (NY Group), Cl. A	500		16,295
Cabot Oil & Gas	100		2,171
Calpine	600	[a]	9,306
Cameron International	210	[a]	14,282
Campbell Soup	200		10,158
Cardinal Health	610		50,142

27

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares		Value ($)
United States - 57.1% (continued)
Care Capital Properties	25		824
CarMax	200	[a]	11,802
Carnival	200		10,816
Caterpillar	410		29,926
CBRE Group, Cl. A	110	[a]	4,101
CDK Global	100		4,979
Celanese, Ser. A	100		7,105
Celgene	410	[a]	50,311
Centene	200	[a]	11,896
CenterPoint Energy	310		5,750
CenturyLink	1,010		28,492
Cerner	100	[a]	6,629
Charles Schwab	300		9,156
Chemours	100		693
Chevron	1,810		164,493
Chicago Bridge & Iron Co.	100		4,487
Chubb	310		40,098
Church & Dwight	100		8,609
Cigna	210		28,148
Cincinnati Financial	100		6,023
Cintas	100		9,309
Cisco Systems	4,200		121,170
CIT Group	200		8,600
Citizens Financial Group	100		2,430
Citrix Systems	100	[a]	8,210
Clorox	100		12,194
CMS Energy	210		7,575
Coca-Cola	1,640		69,454
Coca-Cola Enterprises	310		15,915
Cognizant Technology Solutions, Cl. A	200	[a]	13,622
Colgate-Palmolive	410		27,203
Columbia Pipeline Group	110		2,285
Comcast, Cl. A	2,330		145,905
Comcast, Cl. A (Special)	410		25,711
Comerica	100		4,340
Communications Sales & Leasing	100		2,009
Computer Sciences	210		13,984
ConocoPhillips	1,950		104,032
CONSOL Energy	200		1,332

28

Common Stocks - 97.8% (continued)	Shares		Value ($)
United States - 57.1% (continued)
Consolidated Edison	310		20,382
Corning	1,220		22,692
Costco Wholesale	410		64,829
Crown Holdings	100	[a]	5,304
CSX	420		11,336
Cummins	200		20,702
CVS Health	1,550		153,109
D.R. Horton	100		2,944
Danaher	100		9,331
Darden Restaurants	100		6,189
DaVita HealthCare Partners	100	[a]	7,751
Deere & Co.	610		47,580
Delphi Automotive	510		42,427
Delta Air Lines	210		10,676
DENTSPLY International	100		6,085
Devon Energy	310		12,998
Dick's Sporting Goods	100		4,455
Discover Financial Services	310		17,428
Discovery Communications, Cl. A	100	[a]	2,944
Discovery Communications, Cl. C	210	[a]	5,779
DISH Network, Cl. A	100	[a]	6,297
Dollar General	300		20,331
Dollar Tree	24	[a]	1,572
Dominion Resources	200		14,286
Dover	200		12,886
Dow Chemical	1,530		79,055
Dr. Pepper Snapple Group	210		18,768
DTE Energy	100		8,159
E*TRADE Financial	100	[a]	2,851
E.I. du Pont de Nemours & Co.	500		31,700
Eastman Chemical	100		7,217
Eaton Vance	100		3,611
eBay	400	[a]	11,160
Ecolab	100		12,035
Edison International	310		18,761
Electronic Arts	100	[a]	7,207
EMC	920		24,122
Emerson Electric	510		24,087
Entergy	210		14,314

29

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares		Value ($)
United States - 57.1% (continued)
Envision Healthcare Holdings	100	[a]	2,820
EOG Resources	210		18,028
EQT	100		6,607
Equifax	100		10,657
Equity Residential	100	[c]	7,732
Estee Lauder, Cl. A	200		16,092
Everest Re Group	100		17,797
Expedia	100		13,630
Expeditors International of Washington	300		14,937
Exxon Mobil	5,620		464,999
F5 Networks	100	[a]	11,020
Facebook, Cl. A	210	[a]	21,414
Fastenal	100		3,916
FedEx	300		46,815
Fidelity National Information Services	210		15,313
Fifth Third Bancorp	300		5,715
Fiserv	200	[a]	19,302
Flextronics International	1,600	[a]	18,224
FLIR Systems	100		2,667
Flowserve	100		4,636
Fluor	110		5,259
FMC Technologies	100	[a]	3,383
FNF Group	200		7,056
Foot Locker	200		13,550
Ford Motor	5,070		75,087
Fortune Brands Home & Security	100		5,233
Franklin Resources	310		12,636
Freeport-McMoRan	1,600		18,832
GameStop, Cl. A	310		14,282
Gannet Company	100		1,582
Gap	410		11,160
Gartner	100	[a]	9,067
General Dynamics	410		60,918
General Electric	5,000		144,600
General Growth Properties	100	[c]	2,895
General Mills	310		18,014
General Motors	1,800		62,838
Genuine Parts	100		9,076
Gilead Sciences	620		67,041

30

Common Stocks - 97.8% (continued)	Shares		Value ($)
United States - 57.1% (continued)
Goldman Sachs Group	310		58,125
Goodyear Tire & Rubber	600		19,704
H&R Block	210		7,825
Halliburton	920		35,310
Hanesbrands	100		3,194
Harley-Davidson	200		9,890
Harris	100		7,913
Hartford Financial Services Group	310		14,341
Hasbro	100		7,683
HCA Holdings	510	[a]	35,083
Henry Schein	100	[a]	15,171
Hershey	100		8,869
Hewlett-Packard	2,340		63,086
Hilton Worldwide Holdings	200		4,998
HollyFrontier	300		14,691
Hologic	100	[a]	3,886
Home Depot	1,750		216,370
Honeywell International	410		42,345
Hormel Foods	100		6,755
Host Hotels & Resorts	300	[c]	5,199
Hudson City Bancorp	200		2,024
Huntington Bancshares	200		2,194
Illinois Tool Works	310		28,501
Ingersoll-Rand	310		18,371
Intel	6,210		210,271
International Business Machines	1,030		144,282
International Paper	300		12,807
Interpublic Group of Companies	500		11,465
Intuit	200		19,486
Invesco	410		13,600
Iron Mountain	124	[c]	3,799
J.M. Smucker	100		11,739
Johnson & Johnson	1,450		146,493
Johnson Controls	700		31,626
Juniper Networks	310		9,731
KeyCorp	400		4,968
Kimberly-Clark	410		49,081
Kimco Realty	300	[c]	8,031
Kinder Morgan	460		12,581

31

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares		Value ($)
United States - 57.1% (continued)
KLA-Tencor	100		6,712
Kohl's	310		14,297
Kraft Heinz	210		16,374
Kroger	2,280		86,184
L Brands	110		10,558
L-3 Communications Holdings	100		12,640
Lam Research	100		7,659
Las Vegas Sands	200		9,902
Lear	100		12,506
Legg Mason	200		8,950
Leggett & Platt	100		4,503
Lennar, Cl. A	100		5,007
Liberty Interactive, Cl. A	700	[a]	19,159
Liberty Media, Cl. C	100	[a]	3,915
Lincoln National	210		11,237
Linear Technology	100		4,442
LKQ	200	[a]	5,922
Lockheed Martin	310		68,147
Lowe's	1,450		107,053
LyondellBasell Industries, Cl. A	710		65,966
Macy's	410		20,902
Manpowergroup	210		19,274
Marathon Petroleum	1,220		63,196
Marriott International, Cl. A	210		16,124
Marsh & McLennan	410		22,853
Marvell Technology Group	300		2,463
Masco	310		8,990
MasterCard Cl. A	310		30,687
Mattel	200		4,916
Maxim Integrated Products	100		4,098
McCormick & Co.	100		8,398
McDonald's	700		78,575
McGraw-Hill Financial	110		10,190
McKesson	310		55,428
Mead Johnson Nutrition	100		8,200
Merck & Co.	2,540		138,836
MetLife	710		35,770
MGM Resorts International	300	[a]	6,957
Microchip Technology	100		4,829

32

Common Stocks - 97.8% (continued)	Shares		Value ($)
United States - 57.1% (continued)
Micron Technology	920	[a]	15,235
Microsoft	180		9,475
Mondelez International, Cl. A	700		32,312
Monsanto	310		28,898
Moody's	100		9,616
Morgan Stanley	610		20,112
Motorola Solutions	310		21,691
Murphy Oil	110		3,127
National Oilwell Varco	310		11,668
NetApp	210		7,140
New York Community Bancorp	300		4,956
Newell Rubbermaid	310		13,153
NextEra Energy	200		20,532
Nielsen Holdings	100		4,751
NIKE, Cl. B	510		66,825
NiSource	110		2,108
Noble Energy	100		3,584
Northern Trust	100		7,039
Northrop Grumman	310		58,202
Nuance Communications	100	[a]	1,697
Nucor	500		21,150
NVIDIA	200		5,674
Occidental Petroleum	520		38,761
Oceaneering International	100		4,202
OGE Energy	200		5,702
Omnicom Group	310		23,225
ONEOK	200		6,784
Oracle	1,440		55,930
O'Reilly Automotive	100	[a]	27,626
PACCAR	310		16,321
Packaging Corporation of America	100		6,845
Parker Hannifin	100		10,470
PartnerRe	100		13,900
Patterson	100		4,740
Paychex	110		5,674
PayPal Holdings	400	[a]	14,404
Pentair	200		11,184
People's United Financial	200		3,190
PepsiCo	1,640		167,592

33

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares		Value ($)
United States - 57.1% (continued)
Pfizer	6,350		214,757
PG&E	400		21,360
Philip Morris International	1,500		132,600
Phillips 66	720		64,116
Pinnacle West Capital	100		6,351
Plum Creek Timber	100	[c]	4,074
Polaris Industries	100		11,234
PPG Industries	200		20,852
PPL	300		10,320
Praxair	100		11,109
Principal Financial Group	110		5,518
Procter & Gamble	1,400		106,932
Progressive	1,020		33,793
Prologis	100	[c]	4,273
Prudential Financial	610		50,325
Public Service Enterprise Group	600		24,774
Public Storage	100	[c]	22,946
PulteGroup	100		1,833
QUALCOMM	920		54,666
Quanta Services	100	[a]	2,011
Raytheon	310		36,394
Red Hat	100	[a]	7,911
Regions Financial	400		3,740
RenaissanceRe Holdings	100		10,963
Republic Services	210		9,185
Reynolds American	542		26,189
Rite Aid	1,500	[a]	11,820
Robert Half International	100		5,266
Rockwell Automation	100		10,916
Rockwell Collins	100		8,672
Ross Stores	420		21,244
Royal Caribbean Cruises	100		9,835
SanDisk	300		23,100
SCANA	200		11,844
Schlumberger	620		48,459
Scripps Networks Interactive	100		6,008
Seagate Technology	710		27,023
Sealed Air	200		9,824
SEI Investments	100		5,182

34

Common Stocks - 97.8% (continued)	Shares		Value ($)
United States - 57.1% (continued)
Sempra Energy	200		20,482
Sensata Technologies Holding	100	[a]	4,809
Sherwin-Williams	100		26,683
Simon Property Group	100	[c]	20,146
Sirius XM Holdings	2,500	[a]	10,200
Skyworks Solutions	100		7,724
Southwest Airlines	100		4,629
Southwestern Energy	200	[a]	2,208
Spectra Energy	310		8,857
St. Jude Medical	210		13,400
Stanley Black & Decker	200		21,196
Staples	1,130		14,679
Starbucks	600		37,542
Starwood Hotels & Resorts Worldwide	200	[c]	15,974
SunTrust Banks	100		4,152
T. Rowe Price Group	110		8,318
Target	1,200		92,616
TD Ameritrade Holding	100		3,447
TE Connectivity	410		26,420
TEGNA	200		5,408
Teradata	100	[a]	2,811
Tesoro	210		22,455
Texas Instruments	1,130		64,094
Textron	310		13,073
The TJX Companies	720		52,697
Thermo Fisher Scientific	100		13,078
Tiffany & Co.	100		8,244
Time Warner	830		62,532
Time Warner Cable	110		20,834
Toll Brothers	100	[a]	3,597
TopBuild	34	[a]	956
Torchmark	100		5,801
Total System Services	100		5,245
Tractor Supply	100		9,239
Travelers	620		69,992
Twenty-First Century Fox, Cl. A	1,220		37,442
Twenty-First Century Fox, Cl. B	410		12,661
Tyco International	410		14,940
Tyson Foods, Cl. A	420		18,631

35

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.8% (continued)	Shares		Value ($)
United States - 57.1% (continued)
Union Pacific	420		37,527
United Continential Holdings	100	[a]	6,031
United Parcel Service, Cl. B	810		83,446
United Rentals	200	[a]	14,972
United Technologies	500		49,205
UnitedHealth Group	1,120		131,914
Universal Health Services, Cl. B	100		12,209
Valero Energy	1,630		107,450
Vantiv, Cl. A	100	[a]	5,015
Varian Medical Systems	100	[a]	7,853
Ventas	100	[c]	5,372
VEREIT Inc	100		826
VeriSign	100	[a]	8,060
Verisk Analytics, Cl. A	100	[a]	7,161
Verizon Communications	5,630		263,934
VF	110		7,427
Viacom, Cl. B	710		35,010
Visa, Cl. A	640		49,651
Vornado Realty Trust	100	[c]	10,055
Voya Financial	300		12,171
W.R. Berkley	100		5,583
W.W. Grainger	100		21,000
Walgreens Boots Alliance	700		59,276
Wal-Mart Stores	1,930		110,473
Walt Disney	1,240		141,038
Waste Management	410		22,042
Weatherford International	900	[a]	9,216
WEC Energy Group	210		10,828
Welltower	100	[c]	6,487
Western Digital	100		6,682
Western Union	420		8,085
WestRock	37		1,989
Weyerhaeuser	200	[c]	5,866
Whirlpool	100		16,014
Whiting Petroleum	100	[a]	1,723
Whole Foods Market	200		5,992
Williams	300		11,832
Willis Group Holdings	100		4,461
Wyndham Worldwide	200		16,270

36

Common Stocks - 97.8% (continued)	Shares		Value ($)
United States - 57.1% (continued)
Xcel Energy	210		7,482
Xerox	740		6,949
Xilinx	200		9,524
XL Group	310		11,805
Xylem	100		3,641
Yum! Brands	210		14,891
Zoetis	200		8,602
			11,561,513
Total Common Stocks (cost $19,784,175)			19,795,922
Preferred Stocks - .2%	Shares		Value ($)
Germany - .2%
Bayerische Motoren Werke	71		5,747
Fuchs Petrolub	44		2,110
Henkel & Co.	78		8,466
Volkswagen	145		17,428
			33,751
Total Preferred Stocks (cost $49,649)
Rights - .0%	Number of Rights		Value ($)
Australia - .0%
Treasury Wine Estates (cost $27)	49	[a]	58

Other Investment - 2.1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $437,200)	437,200	[d]	437,200
Total Investments (cost $20,271,051)	100.1%		20,266,931
Liabilities, Less Cash and Receivables	(.1%)		(29,310)
Net Assets	100.0%		20,237,621

37

STATEMENT OF INVESTMENTS (continued)

     ADR—American Depository Receipt
BR—Bearer Certificate
CDI—Chess Depository Interest
PC—Participation Certificate
REIT—Real Estate Investment Trust

       a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities were valued at $9,366, or .05% of net assets.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Consumer Discretionary	16.2
Financials	14.1
Consumer Staples	13.0
Industrials	12.6
Information Technology	10.7
Health Care	9.8
Energy	8.1
Materials	5.0
Telecommunication Services	4.3
Utilities	4.2
Money Market Investment	2.1
100.1

† Based on net assets.

See notes to financial statements.

38

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	19,833,851	19,829,731
Affiliated issuers	437,200	437,200
Cash denominated in foreign currency	39,512	39,444
Dividends receivable		38,404
Prepaid expenses		23,891
		20,368,670
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		9,896
Accrued expenses and other liabilities		121,153
		131,049
Net Assets ($)		20,237,621
Composition of Net Assets ($):
Paid-in capital		20,001,096
Accumulated undistributed investment income—net		308,197
Accumulated net realized gain (loss) on investments		(67,352)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(4,320)
Net Assets ($)		20,237,621

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	103,212	101,507	19,931,723	101,179
Shares Outstanding	8,181	8,104	1,576,000	8,000
Net Asset Value Per Share ($)	12.62	12.53	12.65	12.65

See notes to financial statements.

39

STATEMENT OF OPERATIONS
Year Ended October 31, 2015

Investment Income ($):
Income:
Interest	156
Cash dividends (net of $29,935 foreign taxes withheld at source):
Unaffiliated issuers	509,077
Affiliated issuers	214
Total Income	509,447
Expenses:
Management fee—Note 3(a)	91,211
Professional fees	98,188
Registration fees	74,244
Custodian fees—Note 3(c)	14,489
Prospectus and shareholders’ reports	10,643
Trustees’ fees and expenses—Note 3(d)	3,818
Shareholder servicing costs—Note 3(c)	909
Distribution fees—Note 3(b)	766
Loan commitment fees—Note 2	289
Miscellaneous	72,252
Total Expenses	366,809
Less—reduction in expenses due to undertaking—Note 3(a)	(243,871)
Net Expenses	122,938
Investment Income—Net	386,509
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(76,254)
Net realized gain (loss) on forward foreign currency exchange contracts	785
Net Realized Gain (Loss)	(75,469)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	77,381
Net Realized and Unrealized Gain (Loss) on Investments	1,912
Net Increase in Net Assets Resulting from Operations	388,421

See notes to financial statements.

40

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014	[a]
Operations ($):
Investment income—net	386,509	26,623
Net realized gain (loss) on investments	(75,469)	647
Net unrealized appreciation (depreciation) on investments	77,381	(81,701)
Net Increase (Decrease) in Net Assets Resulting from Operations	388,421	(54,431)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(464)	-
Class C	(340)	-
Class I	(99,288)	-
Class Y	(504)	-
Total Dividends	(100,596)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	11,738	100,000
Class C	-	101,250
Class I	-	19,700,000
Class Y	-	100,000
Dividends reinvested
Class C	4	-
Cost of shares redeemed:
Class A	(8,765)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,977	20,001,250
Total Increase (Decrease) in Net Assets	290,802	19,946,819
Net Assets ($):
Beginning of Period	19,946,819	-
End of Period	20,237,621	19,946,819
Undistributed investment income—net	308,197	30,240
Capital Share Transactions (Shares):
Class A
Shares sold	908	8,000
Shares redeemed	(727)	-
Net Increase (Decrease) in Shares Outstanding	181	8,000
Class C
Shares sold	-	8,103
Shares issued for dividends reinvested	1	-
Class I
Shares sold	-	1,576,000
Class Y
Shares sold	-	8,000

[a] From September 15, 2014 (commencement of operations) to October 31, 2014.

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.46	12.50
Investment Operations:
Investment income—net[b]	.21	.01
Net realized and unrealized gain (loss) on investments	.01	(.05)
Total from Investment Operations	.22	(.04)
Distributions:
Dividends from investment income—net	(.06)	-
Net asset value, end of period	12.62	12.46
Total Return (%)[c]	1.75	(.32)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.17	5.60[e]
Ratio of net expenses to average net assets	.85	.85[e]
Ratio of net investment income to average net assets	1.67	.82[e]
Portfolio Turnover Rate	26.85	.01[d]
Net Assets, end of period ($ x 1,000)	103	100

       a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c  Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

42

	Year Ended October 31,
Class C Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.45	12.50
Investment Operations:
Investment income—net[b]	.12	.00[c]
Net realized and unrealized gain (loss) on investments	.00[c]	(.05)
Total from Investment Operations	.12	(.05)
Distributions:
Dividends from investment income—net	(.04)	-
Net asset value, end of period	12.53	12.45
Total Return (%)[d]	.98	(.40)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.95	6.34[f]
Ratio of net expenses to average net assets	1.60	1.60[f]
Ratio of net investment income to average net assets	.91	.06[f]
Portfolio Turnover Rate	26.85	.01[e]
Net Assets, end of period ($ x 1,000)	102	101

       a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Annualized.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.47	12.50
Investment Operations:
Investment income—net[b]	.24	.02
Net realized and unrealized gain (loss) on investments	.00[c]	(.05)
Total from Investment Operations	.24	(.03)
Distributions:
Dividends from investment income—net	(.06)	-
Net asset value, end of period	12.65	12.47
Total Return (%)	1.95	(.24)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.80	5.03[e]
Ratio of net expenses to average net assets	.60	.60[e]
Ratio of net investment income to average net assets	1.91	1.07[e]
Portfolio Turnover Rate	26.85	.01[d]
Net Assets, end of period ($ x 1,000)	19,932	19,647

       a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

44

	Year Ended October 31,
Class Y Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.47	12.50
Investment Operations:
Investment income—net[b]	.24	.02
Net realized and unrealized gain (loss) on investments	.00[c]	(.05)
Total from Investment Operations	.24	(.03)
Distributions:
Dividends from investment income—net	(.06)	-
Net asset value, end of period	12.65	12.47
Total Return (%)	1.95	(.24)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.80	5.03[e]
Ratio of net expenses to average net assets	.60	.60[e]
Ratio of net investment income to average net assets	1.91	1.07[e]
Portfolio Turnover Rate	26.85	.01[d]
Net Assets, end of period ($ x 1,000)	101	100

       a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

45

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Beta Global Equity Fund (the “fund”) is a separate diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A, 8,000 Class C, and all of the outstanding Class I and Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

46

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

47

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

48

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	11,561,513	-	-	11,561,513
Equity Securities - Foreign Common Stocks†	8,234,409	-	-	8,234,409
Equity Securities - Foreign Preferred Stocks†	33,751	-	-	33,751
Mutual Funds	437,200	-	-	437,200
Rights†	58	-	-	58

† See Statement of Investments for additional detailed categorizations.

At October 31, 2014, $8,291,586 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

49

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	85,000	878,583	526,383	437,200	2.1

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

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As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $309,890, accumulated capital losses $67,351 and unrealized depreciation $6,014.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. The fund has $30 of long-term capital losses and $67,321 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $100,596 and $0, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, fund start-up costs and real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $7,956, increased accumulated net realized gain (loss) on investments by $9,759 and decreased paid-in capital by $1,803. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of

51

NOTES TO FINANCIAL STATEMENTS (continued)

commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2014 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .60% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $243,871 during the period ended October 31, 2015.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Mellon Capital serves as the fund’s sub-investment adviser responsible for the day-to–day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

52

During the period ended October 31, 2015, the Distributor retained $74 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2015, Class C shares were charged $766 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, Class A and Class C shares were charged $266 and $255, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2015, the fund was charged $82 for transfer agency services and $8 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2015, the fund was charged $14,489 pursuant to the custody agreement.

During the period ended October 31, 2015, the fund was charged $11,159 for services performed by the Chief Compliance Officer and his staff.

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NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $7,588, Distribution Plan fees $64, Shareholder Services Plan fees $43, custodian fees $17,660, Chief Compliance Officer fees $882 and transfer agency fees $50, which are offset against an expense reimbursement currently in effect in the amount of $16,391.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2015, amounted to $5,359,378 and $5,407,070, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the

54

forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2015, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Forward contracts	2,751

At October 31, 2015, the cost of investments for federal income tax purposes was $20,272,745; accordingly, accumulated net unrealized depreciation on investments was $5,814, consisting of $1,527,889 gross unrealized appreciation and $1,533,703 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Strategic Beta Global Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Strategic Beta Global Equity Fund (one of the series comprising Dreyfus Opportunity Funds) as of October 31, 2015, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from September 15, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Beta Global Equity Fund at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 15, 2014 to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2015

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IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 68.56% of the ordinary dividends paid during the fiscal year ended October 31, 2015 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $100,596 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 22-23, 2015, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), for the eight month period ended May 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of

58

comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board noted that the fund had commenced operations on September 15, 2014. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the eight month period ended May 31, 2015. Dreyfus also provided a comparison of the fund’s total return to the return of the fund’s benchmark index for the period September 15, 2014 to December 31, 2014.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was the lowest in the Expense Group, the fund’s actual management fee (which was zero) was below the Expense Group and Expense Universe medians and the fund’s total expenses were the lowest in the Expense Group and Expense Universe.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2016, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .60% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• While the Board noted the fund’s short period of operations, the Board was satisfied with the fund’s performance.

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• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

———————

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Nathan Leventhal (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Roslyn M. Watson (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

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BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (59)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 36

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 36

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member
George L. Perry, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since Augsut 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

65

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

66

NOTES

67

NOTES

68

NOTES

69

For More Information

Dreyfus Strategic Beta Global Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management
Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBGAX Class C: DBGCX Class I: DBGIX Class Y: DBGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6336AR1015

Dreyfus Strategic Beta U.S. Equity Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR  MORE  INFORMATION

Back Cover

Dreyfus Strategic Beta U.S. Equity Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Beta U.S. Equity Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by William S. Cazalet, CAIA, Ronald P. Gala, CFA, C. Wesley Boggs, and Peter D. Goslin, CFA, portfolio managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Strategic Beta U.S. Equity Fund’s Class A shares produced a total return of 3.38%, Class C shares returned 2.59%, Class I shares returned 3.67%, and Class Y shares returned 3.67%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 5.21% for the same period.2

Moderately positive stock market results for the reporting period masked heightened volatility stemming from shifting economic sentiment. The fund lagged its benchmark, mainly due to shortfalls in the consumer discretionary, information technology, and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks and other equity securities of U.S. companies.

The fund's portfolio managers use a proprietary methodology designed to rank and select stocks of U.S. companies based on fundamental company information. The portfolio managers employ a "strategic beta" strategy to select and weight stocks based on the company’s economic size, which is determined by a combination of accounting metrics, including sales; earnings before interest; taxation; depreciation and amortization (EBITDA); and net total payout, including dividends and share repurchases. Companies are then ranked based on the quality and growth of their earnings, and companies with the lowest expected performance based on earnings quality and earnings growth metrics are excluded. The portfolio managers manage risk by diversifying across companies and industries. The fund’s portfolio is rebalanced semiannually.

Global Economic Concerns Sparked Market Turmoil

The reporting period began in the midst of a stock market rally driven by robust employment gains and improved consumer and business confidence. The S&P 500 Index climbed through the end of February 2015, until investors responded negatively in March to sluggish economic growth stemming from severe winter weather and an appreciating U.S. dollar. Stocks resumed their advance, hitting record highs when the U.S. economy regained traction in the spring. However, uncertainty regarding a debt crisis in Greece and slowing economic growth in China sent U.S. stock prices lower over the summer. Stocks briefly dipped into negative territory, but a strong rally in October enabled the S&P 500 Index to end the reporting period with a moderate gain after several large companies reported better-than-expected financial results.

Sector Allocations and Stock Selection Drove Fund Performance

The fund’s underweight exposure to the information technology sector and overweight exposure to the energy sector weighed on relative performance. In contrast, an overweight

3

DISCUSSION OF FUND PERFORMANCE (continued)

exposure to the consumer discretionary sector boosted participation in the benchmark’s strongest performing segment.

Stock selections were disappointing within the consumer discretionary, information technology, and consumer staples sectors. The fund held an underweighted exposure to online retailer Amazon.com that reported strong earnings. Likewise, an underweighted position in athletic wear maker Nike prevented the fund from participating in earnings-driven gains. In the information technology sector, underweighted positions in Microsoft and Facebook dampened relative performance as strong quarterly results lifted both stocks. Among consumer staples companies, the fund held an overweighted position in Wal-Mart Stores, but the retailer posted disappointing earnings due to higher wage costs and competitive pressures. Poor timing in the purchase of pharmacy chain CVS Health resulted in underperformance amid slower sales growth and integration issues surrounding a recent acquisition.

The fund achieved better relative results in the energy sector, where our stock selection strategy proved successful across several industry groups. An emphasis on Valero Energy and Phillips 66 fared well when the refiners benefited from lower input costs and oil services provider Cameron International received an acquisition offer at a substantial premium to its stock price at the time. In the health care sector, investors responded positively when pharmaceutical developer Pfizer raised its revenue and earnings forecast, and health insurer Aetna was rewarded for its acquisition of Humana. In other areas, overweighted exposure to home improvement retailer, The Home Depot buoyed relative results in a recovering housing market.

Focusing on Quality, Value, and Growth

Although our quantitative process does not directly consider macroeconomic factors, it is worth noting that the U.S. economy has continued to grow, and developed international markets appear to be benefiting from aggressively accommodative monetary policies adopted by major central banks.

As of the end of the reporting period, our quantitative models have continued to identify opportunities that meet our criteria for attractive valuations, strong earnings growth, and high-quality financial results across many of the market sectors represented in the S&P 500 Index. We have established overweighted positions in companies meeting our investment criteria in the energy and health care sectors, while underweighted exposure to information technology and financial companies reflect less attractive metrics in those sectors.

November 16, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

4

2 SOURCE: Lipper Inc. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Strategic Beta U.S. Equity Fund Class A shares, Class C shares, Class I shares, and Class Y shares, and the Standard & Poor’s 500 Composite Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Strategic Beta U.S. Equity Fund on 9/15/14 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/15

	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	9/15/14	-2.57%	-0.39%
without sales charge	9/15/14	3.38%	4.95%
Class C shares
with applicable redemption charge †	9/15/14	1.59%	4.17%
without redemption	9/15/14	2.59%	4.17%
Class I shares	9/15/14	3.67%	5.21%
Class Y shares	9/15/14	3.67%	5.21%
Standard & Poor’s 500 Composite Price Index	8/31/14	5.21%	5.34%††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

       † The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† For comparative purposes, the value of the Index as of 8/31/14 is used as the beginning value on 9/15/14.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Beta U.S. Equity Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.77	$7.52	$2.51	$2.51
Ending value (after expenses)	$992.50	$988.60	$994.00	$994.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.82	$7.63	$2.55	$2.55
Ending value (after expenses)	$1,021.42	$1,017.64	$1,022.68	$1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .75% for Class A, 1.50% for Class C, .50 % for Class I and .50% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2015

Common Stocks - 100.0%	Shares		Value ($)
Automobiles & Components - 2.1%
Delphi Automotive	216		17,969
General Motors	1,785		62,314
Goodyear Tire & Rubber	293		9,622
Harley-Davidson	61		3,016
Johnson Controls	514		23,223
			116,144
Banks - 1.5%
BB&T	277		10,291
Comerica	28		1,215
Huntington Bancshares	158		1,733
KeyCorp	255		3,167
SunTrust Banks	243		10,089
Wells Fargo & Co.	1,022		55,331
Zions Bancorporation	81		2,330
			84,156
Capital Goods - 9.3%
3M	318		49,993
Allegion	16		1,043
AMETEK	37		2,028
Boeing	200		29,614
Caterpillar	504		36,787
Cummins	86		8,902
Danaher	61		5,692
Deere & Co.	135		10,530
Dover	138		8,891
Eaton	124		6,933
Emerson Electric	322		15,208
Fastenal	58		2,271
Flowserve	96		4,451
Fluor	88		4,207
General Dynamics	216		32,093
General Electric	1,996		57,724
Honeywell International	149		15,389
Illinois Tool Works	320		29,421
Ingersoll-Rand	97		5,748
Jacobs Engineering Group	110	[a]	4,415
L-3 Communications Holdings	33		4,171
Lockheed Martin	173		38,031

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 100.0% (continued)	Shares		Value ($)
Capital Goods - 9.3% (continued)
Masco	217		6,293
Northrop Grumman	133		24,971
PACCAR	141		7,424
Parker Hannifin	82		8,585
Pentair	183		10,233
Raytheon	157		18,432
Rockwell Automation	82		8,951
Rockwell Collins	38		3,295
Roper Technologies	16		2,982
Snap-on	16		2,654
Stanley Black & Decker	46		4,875
Textron	122		5,145
United Rentals	69	[a]	5,165
United Technologies	312		30,704
W.W. Grainger	25		5,250
Xylem	44		1,602
			520,103
Commercial & Professional Services - .8%
ADT	66		2,181
Cintas	72		6,702
Dun & Bradstreet	20		2,277
Equifax	36		3,837
Nielsen Holdings	115		5,464
Pitney Bowes	157		3,242
Robert Half International	43		2,264
Stericycle	11	[a]	1,335
Tyco International	126		4,591
Waste Management	235		12,634
			44,527
Consumer Durables & Apparel - .9%
Coach	103		3,214
D.R. Horton	66		1,943
Fossil Group	32	[a]	1,741
Garmin	55		1,951
Hanesbrands	99		3,162
Harman International Industries	29		3,189
Hasbro	70		5,378
Leggett & Platt	78		3,512
Lennar, Cl. A	80		4,006

10

Common Stocks - 100.0% (continued)	Shares		Value ($)
Consumer Durables & Apparel - .9% (continued)
Mattel	84		2,065
Michael Kors Holdings	81	[a]	3,130
Mohawk Industries	11	[a]	2,151
TopBuild	23		647
VF	177		11,951
			48,040
Consumer Services - 1.5%
Carnival	133		7,193
Chipotle Mexican Grill	4	[a]	2,561
Darden Restaurants	99		6,127
H&R Block	143		5,328
Marriott International, Cl. A	189		14,511
Royal Caribbean Cruises	81		7,966
Starbucks	273		17,082
Starwood Hotels & Resorts Worldwide	141	[b]	11,262
Wyndham Worldwide	78		6,345
Yum! Brands	92		6,524
			84,899
Diversified Financials - 2.2%
Affiliated Managers Group	21	[a]	3,785
American Express	350		25,641
Berkshire Hathaway, Cl. B	238	[a]	32,373
Charles Schwab	112		3,418
Discover Financial Services	198		11,132
Franklin Resources	311		12,676
Invesco	134		4,445
Moody's	119		11,443
Navient	267		3,522
State Street	79		5,451
T. Rowe Price Group	130		9,831
			123,717
Energy - 12.0%
Cameron International	340	[a]	23,123
Chevron	858		77,975
Columbia Pipeline Group	50		1,039
CONSOL Energy	86		573
Ensco	179		2,977
EQT	27		1,784
Exxon Mobil	3,057		252,936

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 100.0% (continued)	Shares		Value ($)
Energy - 12.0% (continued)
FMC Technologies	145	[a]	4,905
Helmerich & Payne	31		1,744
Kinder Morgan	478		13,073
Marathon Petroleum	1,123		58,171
Murphy Oil	79		2,246
National Oilwell Varco	434		16,336
Noble	267		3,596
ONEOK	143		4,851
Phillips 66	1,175		104,634
Pioneer Natural Resources	17		2,331
Range Resources	41		1,248
Spectra Energy	195		5,571
Tesoro	202		21,600
Valero Energy	1,026		67,634
			668,347
Food & Staples Retailing - 5.7%
Costco Wholesale	323		51,073
CVS Health	629		62,133
Kroger	1,298		49,064
Sysco	226		9,323
Walgreens Boots Alliance	464		39,291
Wal-Mart Stores	1,753		100,342
Whole Foods Market	185		5,543
			316,769
Food, Beverage & Tobacco - 5.3%
Altria Group	804		48,618
Archer-Daniels-Midland	870		39,724
Brown-Forman, Cl. B	28		2,973
Campbell Soup	74		3,758
Coca-Cola	734		31,085
Coca-Cola Enterprises	232		11,911
Constellation Brands, Cl. A	15		2,022
Dr. Pepper Snapple Group	58		5,183
General Mills	143		8,310
Hormel Foods	58		3,918
Kellogg	106		7,475
McCormick & Co.	48		4,031
Mead Johnson Nutrition	30		2,460
Molson Coors Brewing, Cl. B	58		5,110

12

Common Stocks - 100.0% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 5.3% (continued)
Mondelez International, Cl. A	277		12,786
Monster Beverage	23	[a]	3,135
PepsiCo	725		74,088
Reynolds American	286		13,820
Tyson Foods, Cl. A	309		13,707
			294,114
Health Care Equipment & Services - 7.4%
Abbott Laboratories	670		30,016
Aetna	256		29,384
AmerisourceBergen	310		29,918
Anthem	146		20,316
Baxter International	104		3,889
Becton Dickinson & Co.	83		11,829
Boston Scientific	280	[a]	5,118
C.R. Bard	28		5,218
Cardinal Health	338		27,784
Cerner	43	[a]	2,850
Cigna	198		26,540
DaVita HealthCare Partners	25	[a]	1,938
DENTSPLY International	63		3,834
Edwards Lifesciences	29	[a]	4,557
Express Scripts Holding	372	[a]	32,133
HCA Holdings	336	[a]	23,113
Henry Schein	34	[a]	5,158
Humana	74		13,219
Intuitive Surgical	5	[a]	2,483
Laboratory Corporation of America Holdings	17	[a]	2,087
McKesson	200		35,760
Medtronic	217		16,041
Quest Diagnostics	27		1,835
St. Jude Medical	78		4,977
Stryker	49		4,685
Tenet Healthcare	76	[a]	2,384
UnitedHealth Group	484		57,006
Universal Health Services, Cl. B	46		5,616
Varian Medical Systems	41	[a]	3,220
Zimmer Biomet Holdings	15		1,569
			414,477

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 100.0% (continued)	Shares		Value ($)
Household & Personal Products - 1.0%
Clorox	53		6,463
Colgate-Palmolive	212		14,066
Estee Lauder, Cl. A	171		13,759
Kimberly-Clark	179		21,428
Procter & Gamble	41		3,132
			58,848
Insurance - 3.8%
Aflac	159		10,136
Allstate	126		7,797
Aon	199		18,569
Chubb	64		8,278
Cincinnati Financial	87		5,240
Genworth Financial, Cl. A	368	[a]	1,722
Hartford Financial Services Group	270		12,490
Lincoln National	167		8,936
Loews	112		4,084
Marsh & McLennan	261		14,548
MetLife	927		46,702
Principal Financial Group	104		5,217
Progressive	237		7,852
Prudential Financial	231		19,058
Travelers	298		33,641
Unum Group	161		5,579
			209,849
Materials - 4.1%
Air Products & Chemicals	37		5,142
Airgas	10		962
Alcoa	489		4,367
Allegheny Technologies	49		720
Avery Dennison	51		3,313
Ball	64		4,384
CF Industries Holdings	223		11,322
Dow Chemical	1,170		60,454
Ecolab	44		5,295
FMC	30		1,221
International Flavors & Fragrances	25		2,902
International Paper	241		10,288
LyondellBasell Industries, Cl. A	811		75,350
Mosaic	224		7,569

14

Common Stocks - 100.0% (continued)	Shares		Value ($)
Materials - 4.1% (continued)
Newmont Mining	192		3,736
Owens-Illinois	111	[a]	2,392
PPG Industries	87		9,071
Praxair	55		6,110
Sherwin-Williams	46		12,274
Sigma-Aldrich	13		1,816
Vulcan Materials	27		2,608
			231,296
Media - 4.9%
Cablevision Systems (NY Group), Cl. A	217		7,072
CBS, Cl. B	188		8,746
Comcast, Cl. A	1,284		80,404
Gannet Company	90		1,424
Interpublic Group of Companies	250		5,733
News Corp., Cl. A	125		1,925
Omnicom Group	181		13,561
Scripps Networks Interactive	74		4,446
TEGNA	184		4,975
Time Warner	585		44,074
Time Warner Cable	76		14,394
Twenty-First Century Fox, Cl. A	1,006		30,874
Viacom, Cl. B	143		7,051
Walt Disney	421		47,885
			272,564
Pharmaceuticals, Biotechnology & Life Sciences - 10.8%
AbbVie	703		41,864
Agilent Technologies	95		3,587
Alexion Pharmaceuticals	27	[a]	4,752
Allergan	16	[a]	4,936
Amgen	231		36,540
Baxalta	104		3,584
Biogen	39	[a]	11,330
Bristol-Myers Squibb	270		17,807
Celgene	211	[a]	25,892
Eli Lilly & Co.	221		18,027
Gilead Sciences	887		95,911
Johnson & Johnson	1,126		113,760
Mallinckrodt	20	[a]	1,313
Merck & Co.	1,746		95,436

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 100.0% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 10.8% (continued)
Mylan	59	[a]	2,601
PerkinElmer	27		1,394
Perrigo Company	18		2,839
Pfizer	3,056		103,354
Regeneron Pharmaceuticals	7	[a]	3,902
Thermo Fisher Scientific	75		9,809
Waters	18	[a]	2,300
Zoetis	108		4,645
			605,583
Real Estate - 1.3%
American Tower	16	[b]	1,636
AvalonBay Communities	20	[b]	3,497
Boston Properties	17	[b]	2,139
Care Capital Properties	7		231
Equity Residential	60	[b]	4,639
General Growth Properties	190	[b]	5,501
HCP	135	[b]	5,022
Host Hotels & Resorts	303	[b]	5,251
Kimco Realty	78	[b]	2,088
Macerich	52	[b]	4,406
Prologis	73	[b]	3,119
Public Storage	33	[b]	7,572
Simon Property Group	58	[b]	11,685
SL Green Realty	7	[b]	830
Ventas	30	[b]	1,612
Vornado Realty Trust	34	[b]	3,419
Welltower	35	[b]	2,270
Weyerhaeuser	203	[b]	5,954
			70,871
Retailing - 6.2%
AutoNation	139	[a]	8,783
Bed Bath & Beyond	73	[a]	4,353
Best Buy	525		18,391
Dollar General	149		10,098
Dollar Tree	52	[a]	3,405
Expedia	61		8,314
GameStop, Cl. A	113		5,206
Gap	270		7,349
Genuine Parts	54		4,901

16

Common Stocks - 100.0% (continued)	Shares		Value ($)
Retailing - 6.2% (continued)
Home Depot	822		101,632
Kohl's	157		7,241
L Brands	126		12,093
Lowe's	720		53,158
Macy's	305		15,549
Netflix	22	[a]	2,384
O'Reilly Automotive	32	[a]	8,840
Priceline Group	6	[a]	8,725
Ross Stores	160		8,093
Staples	496		6,443
Target	359		27,708
The TJX Companies	278		20,347
Tractor Supply	33		3,049
TripAdvisor	18	[a]	1,508
Urban Outfitters	52	[a]	1,487
			349,057
Semiconductors & Semiconductor Equipment - 1.7%
Altera	128		6,726
Applied Materials	300		5,031
Avago Technologies	34		4,186
Broadcom, Cl. A	132		6,785
First Solar	39	[a]	2,226
Lam Research	43		3,293
Linear Technology	24		1,066
Microchip Technology	79		3,815
Micron Technology	820	[a]	13,579
NVIDIA	253		7,178
Skyworks Solutions	53		4,094
Texas Instruments	520		29,494
Xilinx	118		5,619
			93,092
Software & Services - 4.3%
Accenture, Cl. A	200		21,440
Adobe Systems	47	[a]	4,167
Akamai Technologies	26	[a]	1,581
Alphabet, Cl. A	35	[a]	25,809
Alphabet, Cl. C	35	[a]	24,878
CA	77		2,134
Citrix Systems	113	[a]	9,277

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 100.0% (continued)	Shares		Value ($)
Software & Services - 4.3% (continued)
Computer Sciences	100		6,659
Electronic Arts	97	[a]	6,991
Facebook, Cl. A	100	[a]	10,197
Fidelity National Information Services	37		2,698
Fiserv	88	[a]	8,493
Intuit	88		8,574
MasterCard Cl. A	143		14,156
Microsoft	444		23,372
Paychex	60		3,095
Red Hat	26	[a]	2,057
Teradata	121	[a]	3,401
Total System Services	47		2,465
VeriSign	98	[a]	7,899
Visa, Cl. A	602		46,703
Western Union	350		6,738
			242,784
Technology Hardware & Equipment - 6.7%
Amphenol, Cl. A	116		6,290
Apple	2,073		247,723
Cisco Systems	982		28,331
Corning	1,004		18,674
EMC	742		19,455
F5 Networks	40	[a]	4,408
FLIR Systems	31		827
Harris	79		6,251
Hewlett-Packard	864		23,293
Juniper Networks	187		5,870
NetApp	51		1,734
Seagate Technology	194		7,384
TE Connectivity	93		5,993
			376,233
Telecommunication Services - 1.3%
AT&T	253		8,478
CenturyLink	465		13,118
Level 3 Communications	77	[a]	3,923
Verizon Communications	1,057		49,552
			75,071
Transportation - 2.5%
American Airlines Group	523		24,173

18

Common Stocks - 100.0% (continued)	Shares		Value ($)
Transportation - 2.5% (continued)
C.H. Robinson Worldwide	96		6,660
CSX	213		5,749
Expeditors International of Washington	118		5,875
FedEx	82		12,796
Kansas City Southern	14		1,159
Ryder System	16		1,148
Southwest Airlines	428		19,812
Union Pacific	214		19,121
United Parcel Service, Cl. B	401		41,311
			137,804
Utilities - 2.7%
AES	784		8,585
AGL Resources	102		6,375
Ameren	51		2,228
CenterPoint Energy	159		2,949
CMS Energy	44		1,587
DTE Energy	135		11,015
Edison International	137		8,291
Entergy	152		10,360
Eversource Energy	151		7,692
Exelon	367		10,247
NextEra Energy	176		18,068
NiSource	50		958
Pepco Holdings	57		1,518
PG&E	210		11,214
PPL	286		9,838
Public Service Enterprise Group	343		14,162
SCANA	73		4,323
Sempra Energy	29		2,970
Talen Energy	35	[a]	304
WEC Energy Group	126		6,497
Xcel Energy	279		9,941
			149,122
Total Common Stocks (cost $5,443,126)			5,587,467

19

STATEMENT OF INVESTMENTS (continued)

Other Investment - 1.4%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	80,248	[c]	80,248
(cost $80,248)
Total Investments (cost $5,523,374)	101.4%		5,667,715
Liabilities, Less Cash and Receivables	(1.4%)		(80,916)
Net Assets	100.0%		5,586,799

a Non-income producing security.

b Investment in real estate investment trust.

c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Energy	12.0
Pharmaceuticals, Biotechnology & Life Sciences	10.8
Capital Goods	9.3
Health Care Equipment & Services	7.4
Technology Hardware & Equipment	6.7
Retailing	6.2
Food & Staples Retailing	5.7
Food, Beverage & Tobacco	5.3
Media	4.9
Software & Services	4.3
Materials	4.1
Insurance	3.8
Utilities	2.7
Transportation	2.5
Diversified Financials	2.2
Automobiles & Components	2.1
Semiconductors & Semiconductor Equipment	1.7
Banks	1.5
Consumer Services	1.5
Money Market Investment	1.4
Real Estate	1.3
Telecommunication Services	1.3
Household & Personal Products	1.0
Consumer Durables & Apparel	.9
Commercial & Professional Services	.8
101.4

†Based on net assets.

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	5,443,126	5,587,467
Affiliated issuers	80,248	80,248
Dividends receivable		4,418
Prepaid expenses		21,342
		5,693,475
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		194
Accrued expenses and other liabilities		106,482
		106,676
Net Assets ($)		5,586,799
Composition of Net Assets ($):
Paid-in capital		5,316,198
Accumulated undistributed investment income—net		73,336
Accumulated net realized gain (loss) on investments		52,924
Accumulated net unrealized appreciation (depreciation) on investments		144,341
Net Assets ($)		5,586,799

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	419,044	106,462	4,955,849	105,444
Shares Outstanding	31,864	8,145	376,000	8,000
Net Asset Value Per Share ($)	13.15	13.07	13.18	13.18

See notes to financial statements.

21

STATEMENT OF OPERATIONS
Year Ended October 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $9 foreign taxes withheld at source):
Unaffiliated issuers	119,990
Affiliated issuers	228
Total Income	120,218
Expenses:
Management fee—Note 3(a)	19,214
Registration fees	76,358
Professional fees	66,076
Custodian fees—Note 3(c)	24,174
Prospectus and shareholders’ reports	10,834
Shareholder servicing costs—Note 3(c)	1,883
Trustees’ fees and expenses—Note 3(d)	1,428
Distribution fees—Note 3(b)	799
Loan commitment fees—Note 2	69
Miscellaneous	22,468
Total Expenses	223,303
Less—reduction in expenses due to undertaking—Note 3(a)	(193,871)
Less—reduction in fees due to earnings credits—Note 3(c)	(1)
Net Expenses	29,431
Investment Income—Net	90,787
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	52,409
Net unrealized appreciation (depreciation) on investments	38,937
Net Realized and Unrealized Gain (Loss) on Investments	91,346
Net Increase in Net Assets Resulting from Operations	182,133

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014[a]
Operations ($):
Investment income—net	90,787	4,474
Net realized gain (loss) on investments	52,409	-
Net unrealized appreciation (depreciation) on investments	38,937	105,404
Net Increase (Decrease) in Net Assets Resulting from Operations	182,133	109,878
Dividends to Shareholders from ($):
Investment income—net:
Class A	(646)	-
Class C	(169)	-
Class I	(22,222)	-
Class Y	(473)	-
Total Dividends	(23,510)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	299,385	117,000
Class C	-	101,750
Class I	-	4,700,000
Class Y	-	100,000
Dividends reinvested:
Class A	231	-
Class C	3	-
Cost of shares redeemed:
Class A	(71)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	299,548	5,018,750
Total Increase (Decrease) in Net Assets	458,171	5,128,628
Net Assets ($):
Beginning of Period	5,128,628	-
End of Period	5,586,799	5,128,628
Undistributed investment income—net	73,336	4,984
Capital Share Transactions (Shares):
Class A
Shares sold	22,474	9,378
Shares issued for dividends reinvested	17	-
Shares redeemed	(5)	-
Net Increase (Decrease) in Shares Outstanding	22,486	9,378
Class C
Shares sold	-	8,145
Class I
Shares sold	-	376,000
Class Y
Shares sold	-	8,000

[a] From September 15, 2014 (commencement of operations) to October 31, 2014.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.77	12.50
Investment Operations:
Investment income—net[b]	.19	.01
Net realized and unrealized gain (loss) on investments	.24	.26
Total from Investment Operations	.43	.27
Distributions:
Dividends from investment income—net	(.05)	-
Net asset value, end of period	13.15	12.77
Total Return (%)[c]	3.38	2.16[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.47	10.62[e]
Ratio of net expenses to average net assets	.75	.75[e]
Ratio of net investment income to average net assets	1.39	.49[e]
Portfolio Turnover Rate	35.68	-
Net Assets, end of period ($ x 1,000)	419	120

       a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c  Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

24

	Year Ended October 31,
Class C Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.76	12.50
Investment Operations:
Investment income (loss)—net[b]	.09	(.00)[c]
Net realized and unrealized gain (loss) on investments	.24	.26
Total from Investment Operations	.33	.26
Distributions:
Dividends from investment income—net	(.02)	-
Net asset value, end of period	13.07	12.76
Total Return (%)[d]	2.59	2.08[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.20	11.45[f]
Ratio of net expenses to average net assets	1.50	1.50[f]
Ratio of net investment income (loss) to average net assets	.69	(.27)[f]
Portfolio Turnover Rate	35.68	-
Net Assets, end of period ($ x 1,000)	106	104

       a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Annualized.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.77	12.50
Investment Operations:
Investment income—net[b]	.22	.01
Net realized and unrealized gain (loss) on investments	.25	.26
Total from Investment Operations	.47	.27
Distributions:
Dividends from investment income—net	(.06)	-
Net asset value, end of period	13.18	12.77
Total Return (%)	3.67	2.16[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.02	10.46[d]
Ratio of net expenses to average net assets	.50	.50[d]
Ratio of net investment income to average net assets	1.69	.73[d]
Portfolio Turnover Rate	35.68	-
Net Assets, end of period ($ x 1,000)	4,956	4,803

       a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

26

	Year Ended October 31,
Class Y Shares	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.77	12.50
Investment Operations:
Investment income—net[b]	.22	.01
Net realized and unrealized gain (loss) on investments	.25	.26
Total from Investment Operations	.47	.27
Distributions:
Dividends from investment income—net	(.06)	-
Net asset value, end of period	13.18	12.77
Total Return (%)	3.67	2.16[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.04	10.47[d]
Ratio of net expenses to average net assets	.50	.50[d]
Ratio of net investment income to average net assets	1.69	.73[d]
Portfolio Turnover Rate	35.68	-
Net Assets, end of period ($ x 1,000)	105	102

       a From September 15, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Beta U.S. Equity Fund (the “fund”) is a separate diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A, 8,000 Class C, and all of the outstanding Class I and Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

28

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

29

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

30

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	5,573,578	-	-	5,573,578
Equity Securities - Foreign Common Stocks†	13,889	-	-	13,889
Mutual Funds	80,248	-	-	80,248

† See Statement of Investments for additional detailed categorizations.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	68,000	413,685	401,437	80,248	1.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can

31

NOTES TO FINANCIAL STATEMENTS (continued)

be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $126,935, undistributed capital gains $503 and unrealized appreciation $143,163.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $23,439 and $0, and long-term capital gains $71 and $0, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, fund start-up costs and dividend reclassification, the fund increased accumulated undistributed investment income-net by $1,075, increased accumulated net realized gain (loss) on investments by $432 and decreased paid-in capital by $1,507. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of

32

commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2014 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $193,871 during the period ended October 31, 2015.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Mellon Capital serves as the fund’s sub-investment adviser responsible for the day-to–day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2015, Class C shares were charged $799 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, Class A and Class C shares were charged $848 and $267, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2015, the fund was charged $718 for transfer agency services and $19 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2015, the fund was charged $24,174 pursuant to the custody agreement.

During the period ended October 31, 2015, the fund was charged $11,159 for services performed by the Chief Compliance Officer and his staff.

34

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,621, Distribution Plan fees $66, Shareholder Services Plan fees $109, custodian fees $8,000, Chief Compliance Officer fees $882 and transfer agency fees $96, which are offset against an expense reimbursement currently in effect in the amount of $10,580.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2015, amounted to $2,357,551 and $1,941,026, respectively.

At October 31, 2015, the cost of investments for federal income tax purposes was $5,524,552; accordingly, accumulated net unrealized appreciation on investments was $143,163, consisting of $482,270 gross unrealized appreciation and $339,107 gross unrealized depreciation.

35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Strategic Beta U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Strategic Beta U.S. Equity Fund (one of the series comprising Dreyfus Opportunity Funds) as of October 31, 2015, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from September 15, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Beta U.S. Equity Fund at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 15, 2014 to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2015

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 83.28% of the ordinary dividends paid during the fiscal year ended October 31, 2015 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $23,439 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. The fund also designates $71 as a long-term capital gain distribution for reporting purposes.

37

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 22-23, 2015, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), for the eight months ended May 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable

38

funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board noted that the fund had commenced operations on September 15, 2014. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the eight month period ended May 31, 2015. Dreyfus also provided a comparison of the fund’s total return to the return of the fund’s benchmark index for the period September 15, 2014 to December 31, 2014.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was the lowest in the Expense Group, the fund’s actual management fee (which was zero) was the lowest in the Expense Group and Expense Universe and the fund’s total expenses were the lowest in the Expense Group and second lowest in the Expense Universe.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2016, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .50% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The

39

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

40

• While the Board noted the fund’s short period of operations, the Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

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BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Gordon J. Davis (74)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

———————

42

Nathan Leventhal (72)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Roslyn M. Watson (66)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

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BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (59)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President and a Director of the Manager (2008-present), Chairman of the Distributor (2013-present; previously, Executive Vice President, 1997-2013), President of Dreyfus Institutional Services Division

No. of Portfolios for which Board Member Serves: 36

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 36

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

44

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since Augsut 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

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OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

46

47

OFFICERS OF THE FUND (Unaudited) (continued)

48

49

For More Information

Dreyfus Strategic Beta U.S. Equity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management
Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DOUAX Class C: DOUCX Class I: DOUIX Class Y: DOUYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6339AR1015

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $119,082 in 2014 and $122,057 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2014 and $24,939 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $888 in 2014 and $34,179 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $6 in 2015. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $26,822,186 in 2014 and $19,591,507 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    December 22, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    December 22, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)